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                                                                    EXHIBIT 99.1











                              LOAN AND SUBORDINATED
                          DEBENTURE PURCHASE AGREEMENT


                                     between


                        LASALLE BANK NATIONAL ASSOCIATION

                                       and

                           TAYLOR CAPITAL GROUP, INC.





















                          Dated as of November 27, 2002





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                                TABLE OF CONTENTS


                                                                            PAGE
                                                                            ----

1.       DEFINITIONS...........................................................1
         1.1.     Defined Terms................................................1
         1.2.     Certain UCC and Accounting Terms: Interpretations............8
         1.3.     Exhibits and Schedules Incorporated..........................8

2.       CREDIT FACILITIES.....................................................7
         2.1.     The Loans....................................................8
         2.2.     The Notes and the Subordinated Debenture.....................9
         2.3.     Maturity Dates...............................................9
         2.4.     Collateral...................................................9
         2.5.     The Closing..................................................9
         2.6.     Interest Rates..............................................10
         2.7.     Payments....................................................10
         2.8.     Capital Adequacy............................................10

3.       DISBURSEMENTS........................................................10
         3.1.     Initial and Subsequent Disbursements........................10
         3.2.     Conditions Precedent to Initial Disbursement................10
         3.3.     Conditions to All Disbursements; Renewals and
                  Conversions.................................................11
4.       GENERAL REPRESENTATIONS AND WARRANTIES...............................12
         4.1.     Organization and Authority..................................12
         4.2.     No Impediment to Transactions...............................13
         4.3.     Purposes of Loans...........................................14
         4.4.     Financial Condition.........................................14
         4.5.     Title to Properties.........................................15
         4.6.     No Material Adverse Change..................................16
         4.7.     Compliance with Law.........................................16
         4.8.     Borrower Status.............................................18
         4.9.     No Misstatement.............................................18
         4.10.    Representations and Warranties Generally....................18

5.       GENERAL COVENANTS, CONDITIONS AND AGREEMENTS.........................18
         5.1.     Compliance with Loan Documents..............................19
         5.2.     Material Transactions.......................................19
         5.3.     Pledged Shares..............................................20
         5.4.     Business Operations.........................................20
         5.5.     Compliance with Laws........................................21
         5.6.     Lender Expenses.............................................22
         5.7.     Subordinated Debt...........................................23
         5.8.     Inspection Rights...........................................23

6.       REPORTING............................................................23
         6.1.     Annual......................................................23
         6.2.     Quarterly...................................................23
         6.3.     Securities Filings..........................................23
         6.4.     Compliance Certificate......................................23
         6.5.     Copies of Other Reports and Correspondence..................24
         6.6.     Proceedings.................................................24
         6.7.     Event of Default; Material Adverse Change...................24
         6.8.     Issuance of Borrower Capital Stock..........................24
         6.9.     Other Information Requested by Lender.......................24

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7.       FINANCIAL COVENANTS..................................................24
         7.1.     Capitalization..............................................24
         7.2.     Tier 1 Capital..............................................24
         7.3.     Minimum Return on Average Assets............................25
         7.4.     Non-Performing Asset Ratio..................................25
         7.5.     Loss Reserves...............................................25
         7.6.     Debt to Equity..............................................25

8.       BORROWER'S DEFAULT...................................................25
         8.1.     Borrower's Defaults and Lender's Remedies...................25
         8.2.     Protective Advances.........................................28
         8.3.     Other Remedies..............................................29
         8.4.     No Lender Liability.........................................29
         8.5.     Lender's Fees and Expenses..................................29
         8.6.     Limitation on Remedies with Respect to Subordinated Debt....29

9.       MISCELLANEOUS........................................................29
         9.1.     Release; Indemnification....................................29
         9.2.     Assignment and Participation................................30
         9.3.     Prohibition on Assignment...................................30
         9.4.     Time of the Essence.........................................30
         9.5.     No Waiver...................................................30
         9.6.     Severability................................................31
         9.7.     Usury; Revival of Liabilities...............................31
         9.8.     Notices.....................................................31
         9.9.     Successors and Assigns......................................32
         9.10.    No Joint Venture............................................32
         9.11.    Brokerage Commissions.......................................32
         9.12.    Publicity...................................................32
         9.13.    Documentation...............................................32
         9.14.    Additional Assurances.......................................32
         9.15.    Entire Agreement............................................33
         9.16.    Choice of Law...............................................33
         9.17.    Forum; Agent; Venue.........................................33
         9.18.    No Third Party Beneficiary..................................33
         9.19.    Legal Tender of United States...............................33
         9.20.    Definitions; Captions; Counterparts.........................33
         9.21.    Knowledge; Discretion.......................................33
         9.22.    WAIVER OF RIGHT TO JURY TRIAL...............................34

                                       ii
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EXHIBITS:

A        Form of Term Note
B        Form of Revolving Note
C        Form of Subordinated Debenture
D        Form of Pledge Agreement
E        Form of Collateral Safekeeping Agreement
F        Form of Rate Election Notice
G        Form of Opinion of Borrower's Counsel
H        Form of Quarterly Compliance Certificate




DISCLOSURE SCHEDULES:

4.1.2    Subsidiaries; Capital Stock of Borrower
4.1.3    Capital Stock of the Subsidiaries
4.1.4    Corporate Names
4.4.2    Loans
4.5.1    Financing Statements
4.6      Material Adverse Changes
4.7.2    Regulatory Enforcement Actions
4.7.3    Pending Litigation
4.7.5    ERISA
5.2.3    Indebtedness
5.2.4    Permitted Asset Sales
5.4.5    Insurance



                                      iii
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               LOAN AND SUBORDINATED DEBENTURE PURCHASE AGREEMENT


         THIS LOAN AND SUBORDINATED DEBENTURE PURCHASE AGREEMENT (this "AGREEMENT") is dated as of November 27, 2002 and is made by and between TAYLOR CAPITAL GROUP, INC., a Delaware corporation ("BORROWER"), and LASALLE BANK NATIONAL ASSOCIATION, a national banking association ("LENDER").

                                R E C I T A L S :

         A. Borrower is a bank holding company that owns 100% of the issued and outstanding capital stock of Cole Taylor Bank ("SUBSIDIARY BANK"), an Illinois banking corporation with its main banking premises located in Wheeling, Illinois. The issued and outstanding capital stock of Subsidiary Bank may be referred to as the "SUBSIDIARY BANK SHARES."

         B. Borrower has requested that Lender provide it with three credit facilities in the aggregate principal amount of $22,000,000 consisting of (a) a term Loan (the "TERM LOAN") in the principal amount of $500,000 (the "TERM LOAN AMOUNT"), (b) a revolving line-of-credit (the "REVOLVING LOAN") in the principal amount of $11,500,000 (the "REVOLVING LOAN AMOUNT") and (c) subordinated debt (the "SUBORDINATED DEBT") in the principal amount of $10,000,000 (the "SUBORDINATED DEBT AMOUNT"). The Term Loan and the Revolving Loan may be referred to collectively as the "SENIOR LOANS" and the Senior Loans and the Subordinated Debt may be referred to collectively as the "LOANS."

         C. The proceeds from the Loans shall be used by Borrower to retire certain existing indebtedness of Borrower to Lender and for general corporate purposes.

         D. The Subordinated Debt is intended to qualify as Tier 2 capital under applicable rules and regulations promulgated by the Board of Governors of the Federal Reserve System (the "FRB").

         E. Lender is willing to lend to Borrower up to an aggregate principal amount of $22,000,000 under the Loans in accordance with the terms, subject to the conditions and in reliance on the recitals, representations, warranties, covenants and agreements set forth herein and in the other Loan Documents (as defined below).

         THEREFORE, in consideration of the mutual covenants, conditions and agreements herein contained, the parties hereto hereby agree as follows:

                               A G R E E M E N T:

1.       DEFINITIONS.

         1.1. DEFINED TERMS. The following capitalized terms generally used in this Agreement and in the other Loan Documents shall have the meanings defined or referenced below. Certain other capitalized terms used only in specific sections of this Agreement may be defined in such sections.

         "AFFILIATE(S)" shall mean, with respect to any Person, such Person's immediate family members, partners, members or parent and subsidiary corporations, and any other Person directly or indirectly controlling, controlled by, or under common control with, said Person, and their respective Affiliates, members, shareholders, directors, officers, employees, agents and representatives.

         "AGREED UPON TERMS AND PROCEDURES" shall mean the Agreed Upon Terms and Procedures relating to interest rates, interest and payments executed by Borrower on the date hereof as such may be amended, restated, supplemented or modified from time to time.

         "ASSIGNEE LENDER" shall have the meaning ascribed to such term in
Section 9.2.



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         "AVERAGE TOTAL ASSETS" shall have the meaning ascribed to such term in
Section 7.3.

         "BANKRUPTCY CODE" shall mean the Bankruptcy Reform Act of 1978, as amended or recodified.

         "BASE RATE" shall mean that rate of interest (expressed as a percent per annum) equal to Lender's "base" or "prime" rate (which is not necessarily the lowest or most favorable rate of interest charged by Lender on commercial loans at any time) in effect from time to time, which means a base rate of interest established by Lender from time to time that serves as the basis upon which effective rates of interest are calculated for those loans making reference thereto. Any change in the rate of interest hereunder due to a change in the base or prime rate shall become effective on the date each change in the base or prime rate is announced by Lender.

         "BASE RATE TRANCHE" shall mean a Borrowing Tranche as to which the Base Rate is applicable.

         "BORROWER" shall have that meaning ascribed to such term above.

         "BORROWER 2001 AUDITED FINANCIAL STATEMENTS" shall have the meaning ascribed to such term in Section 4.4.

         "BORROWER 2001 AUDITED FINANCIAL STATEMENTS DATE" shall have the meaning ascribed to such term in Section 4.4.

         "BORROWER FINANCIAL STATEMENTS" has the meaning ascribed to such term in Section 4.4.

         "BORROWER'S ACCOUNTANT" means KPMG LLP, or such other nationally recognized firm of certified public accountants selected by Borrower as shall from time to time audit Borrower.

         "BORROWER'S LIABILITIES" means Borrower's obligations under this Agreement, the Term Note, the Revolving Note and any other Loan Documents (other than the principal, interest and other amounts payable under the Subordinated Debenture).

         "BORROWING DATE" means the date any Borrowing Tranche is disbursed, renewed or converted (from a LIBO Tranche to a Base Rate Tranche or from a Base Rate Tranche to a LIBO Tranche).

         "BORROWING TRANCHE" shall mean a disbursement of proceeds under any Loan pursuant to this Agreement and the Agreed Upon Terms and Procedures.

         "BUSINESS DAY" shall mean (a) for all purposes other than as covered by clause (b) hereof, a day of the week (but not a Saturday, Sunday or a legal holiday under the laws of the State of Illinois or any other day on which banking institutions located in Illinois are authorized or required by law or other governmental action to close) on which the Chicago, Illinois offices of Lender are open to the public for carrying on substantially all of Lender's business functions and (b) with respect to determinations in connection with, and payments of principal and interest on any LIBO Rate Tranche, any day which is a Business Day described in clause (a) and which is also a day for trading by and between banks in U.S. dollar-denominated deposits in the London Interbank Eurodollar Market. Unless specifically referenced in this Agreement as a Business Day, all references to "days" shall be to calendar days.

         "CAPITAL EXPENDITURES" shall mean expenditures made or costs incurred that are required to be capitalized for financial reporting purposes in accordance with GAAP, but excluding expenditures made in connection with the replacement or restoration of assets to the extent reimbursed or financed from insurance proceeds paid on account of the loss of or damage to the assets being replaced or restored.

         "CLOSING" has that meaning ascribed to such term in Section 2.5.

         "CLOSING DATE" means November 27, 2002.

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         "CODE" shall mean the Internal Revenue Code of 1986, as amended or recodified.

         "COLLATERAL" shall mean all the property (including all tangible and intangible property) in which the Collateral Documents grant (or purport to grant) Lender a security interest.

         "COLLATERAL DOCUMENTS" shall mean the Pledge Agreement, the Collateral Safekeeping Agreement and such other certificates, documents, and instruments entered into or delivered in connection with or relating to the Collateral.

         "CONDITION OR RELEASE" shall mean any presence, use, storage, transportation, discharge, disposal, release or threatened release of any Hazardous Materials.

         "DEFAULT RATE" shall have the meaning ascribed to such term in the Agreed Upon Terms and Procedures.

         "DISCLOSURE SCHEDULE" means, in aggregate, the disclosures contemplated herein as included in the Disclosure Schedule, which has been delivered in connection with the execution of the Agreement.

         "EMPLOYEE BENEFIT PLAN" means an "employee benefit plan" within the meaning of Section 3(3) of ERISA.

         "EQUITY INTEREST" means any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person which is not a corporation and any and all warrants, options or other rights to purchase any of the foregoing.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended or recodified.

         "ERISA AFFILIATE" means any person (as defined in Section 3(9) of ERISA) which together with Borrower would be a member of the same "controlled group" within the meaning of Sections 414(b), (m), (c) and (o) of the Code.

         "EVENT OF DEFAULT" shall have the meaning ascribed to such term in
Section 8.1.1.

         "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended or recodified.

         "FDIC" means the Federal Deposit Insurance Corporation.

         "FDI ACT" means the Federal Deposit Insurance Act, as amended or recodified.

         "FRB" has the meaning ascribed to such term in the recitals hereto.

         "GAAP" means generally accepted accounting principles in effect from time to time in the United States of America.

         "GOVERNMENTAL AGENCY(IES)" means, individually or collectively, any federal, state, county or local governmental department, commission, board, regulatory authority or agency including, without limitation, the FRB, the ICB and the FDIC.

         "HAZARDOUS MATERIALS" means oil, flammable explosives, asbestos, urea formaldehyde insulation, polychlorinated biphenyls, radioactive materials, hazardous wastes, toxic or contaminated substances or similar materials, including, without limitation, any substances which are "hazardous substances," "hazardous wastes," "hazardous materials" or "toxic substances" under the Hazardous Materials Laws and/or other applicable environmental laws, ordinances or regulations.

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         "HAZARDOUS MATERIALS CLAIMS" shall have the meaning ascribed to such term in Section 4.7.6.

         "HAZARDOUS MATERIALS LAWS" mean any laws, regulations, permits, licenses or requirements pertaining to the protection, preservation, conservation or regulation of the environment which relates to real property, including, without limitation: the Clean Air Act, as amended, 42 U.S.C. Section 7401 et seq.; the Federal Water Pollution Control Act, as amended, 33 U.S.C.
Section 1251 et seq.; the Resource Conservation and Recovery Act of 1976, as amended, 42 U.S.C. Section 6901 et seq.; the Comprehensive Environment Response, Compensation and Liability Act of 1980, as amended (including the Superfund Amendments and Reauthorization Act of 1986), 42 U.S.C. Section 9601 et seq.; the Toxic Substances Control Act, as amended, 15 U.S.C. Section 2601 et seq.; the Occupational Safety and Health Act, as amended, 29 U.S.C. Section 651, the Emergency Planning and Community Right-to-Know Act of 1986, 42 U.S.C. Section 11001 et seq.; the Mine Safety and Health Act of 1977, as amended, 30 U.S.C.
Section 801 et seq.; the Safe Drinking Water Act, 42 U.S.C. Section 300f et seq.; and all comparable state and local laws, laws of other jurisdictions or orders and regulations.

         "IBA" means the Illinois Banking Act, as amended or recodified.

         "ICB" means the office of the Illinois Commissioner of Banks and Real Estate.

         "INDEBTEDNESS" means and includes: (a) all items arising from the borrowing of money that, according to GAAP now in effect, would be included in determining total liabilities as shown on the consolidated balance sheet of Borrower or any Subsidiary; (b) all obligations secured by any lien in property owned by Borrower whether or not such obligations shall have been assumed; (c) all guarantees and similar contingent liabilities with respect to obligations of others; and (d) all other obligations (including, without limitation, letters of credit) evidencing obligations to others; provided, however, Indebtedness shall not include trade payables incurred in the ordinary course of business and, in the case of Subsidiary Bank, Indebtedness shall not include deposits or other `indebtedness incurred in the ordinary course of business and in accordance with customary banking practices and applicable laws and regulations.

         "INDENTURE" means that certain indenture dated as of October 21, 2002, between Borrower and LaSalle Bank National Association, as trustee.

         "INSTRUCTIONS" means disbursement instructions given by Borrower to Lender specifying the manner in which proceeds of the Loans should be disbursed at Closing.

         "INTEREST RATE FLOOR AMOUNT" shall mean an interest rate amount equal to 3.50% per annum and, notwithstanding any other provision in this Agreement or any other Loan Document, shall represent the lowest level at which interest may accrue under any Senior Loan.

         "INTEREST RATE PROTECTION AGREEMENT" shall mean an interest rate swap, cap, collar or other hedging or derivative agreement, to which Lender or any Affiliate of Lender is the counterparty, intended to mitigate interest rate risk, along with any other related agreement or instrument executed in connection therewith.

         "INTERIM FINANCIAL STATEMENTS DATE" shall have the meaning ascribed to such term in Section 4.4.

         "INITIAL DISBURSEMENT" shall have the meaning ascribed to such term in
Section 3.1.

         "JUNIOR SUBORDINATED DEBENTURES" means the 9 3/4% junior subordinated debentures due 2032 issued by Borrower pursuant to the Indenture.

         "LEASES" shall mean all leases, licenses or other documents providing for the use or occupancy of any portion of any Property, including all amendments, extensions, renewals, supplements, modifications, sublets and assignments thereof and all separate letters or separate agreements relating thereto.


         "LENDER" shall have that meaning ascribed to such term above.

         "LIBO RATE" shall mean that rate of interest equal to (a) the quotient of (i) the rate of interest, rounded upward, if necessary, to the nearest whole multiple of .0625% (1/16 of 1%), quoted by Lender as the London Inter-Bank Offered Rate for deposits in U.S. Dollars on the date, at approximately 11:00 a.m. London time, that is two Business Days prior to any applicable Borrowing Date for purposes of calculating effective rates of interest for Loans or obligations making reference thereto for an amount approximately equal to a LIBO Rate Tranche and for a period of time approximately equal to a LIBOR Period, divided by (ii) 100% minus the Reserve Percentage.

         "LIBO RATE TRANCHE" shall mean a Borrowing Tranche as to which the LIBO Rate is applicable.

         "LIBOR PERIOD" shall mean a period of 90 days, plus or minus one or two days, with respect to a LIBO Rate Tranche; provided that no LIBOR Period shall extend beyond any Maturity Date.

         "LOANS" has that meaning ascribed to such term in the recitals hereto.

         "LOAN DOCUMENTS" means those documents and instruments (including, without limitation, all agreements, instruments and documents, including, without limitation, guaranties, mortgages, deeds of trust, pledges, powers of attorney, consents, assignments, contracts, notices and all other written matter heretofore, now and/or from time to time hereafter executed by and/or on behalf of Borrower in connection with this Agreement and the Loans) entered into or delivered in connection with or relating to the Loans, including the documents listed on the schedule of closing documents prepared in connection with the Closing. Loan Documents shall also include any Interest Rate Protection Agreement between Borrower and Lender.

         "LOAN FEE" means both a one-time acceptance fee equal to $75,000 and a one-time facility fee equal to 1.25% of the Subordinated Debt Amount.

         "MATURITY DATE" means any of the Term Loan Maturity Date, the Revolving Loan Maturity Date and/or the Subordinated Debt Maturity Date as the context may indicate.

         "NONPERFORMING ASSETS" shall have the meaning ascribed to such term in
Section 7.4.

         "NONPERFORMING LOANS" shall have the meaning ascribed to such term in
Section 7.5.

         "NOTES" means the Term Note, the Revolving Note and the Subordinated Debenture each as amended, restated, supplemented or modified from time to time, and each note or debenture, as the case may be, delivered in substitution or exchange for any of such Notes and, where applicable, shall include the singular number as well as the plural.

         "PERMITTED DISTRIBUTIONS" means either or both of (a) during any calendar year, beginning with 2003, either or both of (i) cash dividends of Borrower that do not exceed, in the aggregate, 25% of the net after tax income (determined in accordance with GAAP) of Borrower, if any, for such calendar year, and (ii) cash dividends by a Subsidiary (other than the Trust) that do not exceed, in the aggregate, 60% of the net after tax income (determined in accordance with GAAP) of such Subsidiary, if any, for such calendar year, and
(b) cash distributions by the Trust (with respect to its outstanding securities as of the date of this Agreement).

         "PERSON" means an individual, a corporation (whether or not for profit), a partnership, a limited liability company, a joint venture, an association, a trust, an unincorporated organization, a government or any department or agency thereof (including a Governmental Agency) or any other entity or organization.

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         "PLEDGE AGREEMENT" means a Pledge Agreement dated as of the Closing
Date between Borrower and Lender (as amended, restated, supplemented or modified from time to time, the "PLEDGE AGREEMENT") in the form attached as Exhibit D hereto, pursuant to which the Subsidiary Bank Shares are pledged to Lender.

         "POTENTIAL EVENT OF DEFAULT" shall mean an event or circumstance that with the passage of time, the giving of notice or both, could become an Event of Default.

         "PROPERTY" means any real property owned or leased by Borrower or any Subsidiary.

         "RATE ELECTION NOTICE" shall mean a properly completed notice in the form attached as Exhibit F hereto or a verbal notice conveyed to Lender in accordance with its disbursement procedures from time to time.

         "RESERVE FOR LOAN AND LEASE LOSSES" shall have the meaning ascribed to such term in Section 7.4.

         "RESERVE PERCENTAGE" shall mean the percentage announced within Lender as the reserve percentage under Regulation D of the FRB for Loans and obligations making reference to a LIBO Rate for a LIBOR Period. The Reserve Percentage shall be based on Regulation D or other regulations from time to time in effect concerning reserves for Eurocurrency Liabilities as defined in Regulation D from related institutions as though Lender were in a net borrowing position, as promulgated by the FRB, or its successor.

         "REVOLVING LOAN" has that meaning ascribed to such term in the recitals hereto.

         "REVOLVING LOAN AMOUNT" has that meaning ascribed to such term in the recitals hereto.

         "REVOLVING LOAN MATURITY DATE" means November 27, 2003.

         "REVOLVING NOTE" means a promissory note in the form attached as Exhibit B hereto in the principal amount of the Revolving Loan Amount, as amended, restated, supplemented or modified from time to time and each note delivered in substitution or exchange for such note.

         "RICO RELATED LAW" shall mean the Racketeer Influenced and Corrupt Organizations Act of 1970 or any other federal, state or local law for which forfeiture of assets is a potential penalty.

         "SEC" shall mean the Securities and Exchange Commission of the United States of America.

         "SUBORDINATED DEBT" has that meaning ascribed to such term in the recitals hereto.

         "SUBORDINATED DEBT AMOUNT" has that meaning ascribed to such term in the recitals hereto.

         "SUBORDINATED DEBT MATURITY DATE" means November 27, 2009.

         "SUBORDINATED DEBENTURE" means a subordinated debenture note in the form attached as Exhibit C hereto in the principal amount of the Subordinated Debt Amount, as amended, restated, supplemented or modified from time to time and each debenture delivered in substitution or exchange for such subordinated debenture.

         "SUBSIDIARY" means Subsidiary Bank and any other corporation or other entity of which any Equity Interest is directly or indirectly owned by Borrower.

         "SUBSIDIARY BANK" has that meaning ascribed to such term in the recitals hereto.

         "SUBSIDIARY BANK SHARES" has that meaning ascribed to such term in the recitals hereto.

         "TAYLOR FAMILY" shall have the meaning ascribed to such term in Section 8.1.1.21.

         "TERM LOAN" has that meaning ascribed to such term in the recitals hereto.

         "TERM LOAN AMOUNT" has that meaning ascribed to such term in the recitals hereto.

         "TERM LOAN MATURITY DATE" means November 27, 2009.

         "TERM NOTE" means a promissory note in the form attached as Exhibit A hereto in the principal amount of the Term Loan Amount, as amended, restated, supplemented or modified from time to time and each note delivered in substitution or exchange for such note.

         "TIER 1 CAPITAL" shall have the meaning ascribed to such term in
Section 7.2.

         "TIER 2 CAPITAL" shall have the definition provided in, and shall be determined in accordance with, the rules and regulations of the FRB.

         "TRANSFER" shall mean any conveyance, transfer, sale, assignment, pledge, hypothecation, mortgage, encumbrance or other disposition of all or any portion of the Property or of any interest in Borrower, as applicable, or the entering into of any agreement to do any of the foregoing, whether the same occurs directly, indirectly, by operation of law or otherwise.

         "TRUST" means that certain Delaware statutory trust known as "TAYC Capital Trust I," which is maintained by Borrower in accordance with that certain Amended and Restated Trust Agreement dated as of October 21, 2002.

         "UCC" shall mean the Uniform Commercial Code as enacted in the State of Illinois, as amended or recodified.

         1.2. CERTAIN UCC AND ACCOUNTING TERMS: INTERPRETATIONS. Except as otherwise defined in this Agreement or the other Loan Documents, all words, terms and/or phrases used herein and therein shall be defined by the applicable definition therefore (if any) in the UCC. Notwithstanding the foregoing, any accounting terms used in this Agreement which are not specifically defined herein shall have the meaning customarily given to them in accordance with GAAP. Where the character or amount of any asset or liability or item of income or expense is required to be determined or any consolidation or other accounting computation is required to be made for the purposes of this Agreement, it shall be done in accordance with GAAP except where such principles are inconsistent with the specific provisions of this Agreement. The foregoing definitions are equally applicable to both the singular and plural forms of the terms defined. The words "hereof", "herein" and "hereunder" and words of like import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The word "including" when used in this Agreement without the phrase "without limitation," shall mean "including, without limitation". All references to time of day herein are references to Chicago, Illinois time unless otherwise specifically provided. Any reference contained herein to attorneys' fees and expenses shall be deemed to be reasonable fees and expenses of Lender's outside counsel and of any other third-party experts or consultants engaged by Lender's outside counsel on Lender's behalf. All references to any Loan Document shall be deemed to be to such document as amended, modified or restated from time to time.

         1.3. EXHIBITS AND SCHEDULES INCORPORATED. All exhibits and schedules attached hereto or referenced herein, are hereby incorporated into this Agreement.

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2.       CREDIT FACILITIES.

         2.1. THE LOANS. Lender agrees to extend to Borrower the following credit facilities in the aggregate principal amount of the sum of Term Loan Amount, the Revolving Loan Amount plus the Subordinated Debt Amount:

              2.1.1. THE TERM LOAN. Lender agrees to extend the Term Loan to Borrower in accordance with the terms of, and subject to the conditions set forth in, this Agreement, the Term Note and the other Loan Documents. An initial Borrowing Tranche in an amount equal to the entire principal amount of the Term Loan shall be borrowed on the Closing Date and, thereafter, such Borrowing Tranche may be converted or renewed from time to time in accordance with the terms and subject to the conditions set forth in this Agreement. Subject to
Section 2.6, the Interest Rate Floor Amount and any other conditions and limitations set forth in this Agreement, any Borrowing Tranche under the Term Loan shall be treated as, at Borrower's election subject to and in accordance with the terms in this Agreement: (a) a LIBO Rate Tranche and shall bear interest per annum at a rate equal to 1.15% (115 basis points) plus the LIBO Rate; or (b) a Base Rate Tranche and shall bear interest at a rate equal to the Base Rate. The unpaid principal balance plus all accrued but unpaid interest on the Term Loan shall be due and payable on the Term Loan Maturity Date, or such earlier date on which such amount shall become due and payable on account of acceleration by Lender in accordance with the terms of the Term Note and this Agreement.

              2.1.2. THE REVOLVING LOAN. Lender agrees to extend the Revolving Loan to Borrower in accordance with the terms of, and subject to the conditions set forth in, this Agreement, the Revolving Note and the other Loan Documents. An initial Borrowing Tranche under the Revolving Loan shall be borrowed on the Closing Date and, thereafter, any such Borrowing Tranche may be converted or renewed from time to time in accordance with the terms and subject to the conditions set forth in this Agreement. Subject to Section 2.6, the Interest Rate Floor Amount and any other conditions and limitations set forth in this Agreement, any Borrowing Tranche under the Revolving Loan shall be treated as, at Borrower's election subject to and in accordance with the terms set forth in this Agreement: (a) a LIBO Rate Tranche and shall bear interest per annum at a rate equal to 1.15% (115 basis points) plus the LIBO Rate; or (b) a Base Rate Tranche and shall bear interest at a rate equal to the Base Rate. The unpaid principal balance plus all accrued but unpaid interest on the Revolving Loan shall be due and payable on the Revolving Loan Maturity Date, or such earlier date on which such amount shall become due and payable on account of acceleration by Lender in accordance with the terms of the Revolving Note and this Agreement.

              2.1.3. THE SUBORDINATED DEBT. Lender agrees to extend the Subordinated Debt to Borrower in accordance with the terms of, and subject to the conditions set forth in, this Agreement, the Subordinated Debenture and the other Loan Documents. An initial Borrowing Tranche in an amount equal to the entire principal amount of the Subordinated Debt shall be borrowed on the Closing Date and, thereafter, any such Borrowing Tranche may be converted or renewed from time to time in accordance with the terms and subject to the conditions set forth in this Agreement. Subject to Section 2.6 and any other conditions and limitations set forth in this Agreement, any Borrowing Tranche under the Subordinated Debt shall be treated as, at Borrower's election subject to and in accordance with the terms set forth in this Agreement: (a) a LIBO Rate Tranche and shall bear interest per annum at a rate equal to 2.75% (275 basis points) plus the LIBO Rate; or (b) a Base Rate Tranche and shall bear interest at a rate equal to 2.50% (250 basis points) plus the Base Rate. The unpaid principal balance plus all accrued but unpaid interest on the Subordinated Debt shall be due and payable on the Subordinated Debt Maturity Date, or such earlier date on which such amount shall become due and payable on account of acceleration by Lender in accordance with the terms of the Subordinated Debenture or this Agreement.

         2.2. THE NOTES AND THE SUBORDINATED DEBENTURE. The Loans shall be evidenced by the Term Note, the Revolving Note and the Subordinated Debenture.

         2.3. MATURITY DATES. On the Term Loan Maturity Date, all sums due and owing under this Agreement and the other Loan Documents with respect to the Term Loan shall be repaid in full. On the Revolving Loan Maturity Date, all sums due and owing under this Agreement and the other Loan Documents with respect to the Revolving Loan shall be repaid in full. On the Subordinated Debenture Maturity Date, all sums due and owing under this Agreement and the other Loan Documents with respect to the Subordinated Debenture shall be repaid in full. Borrower acknowledges and agrees that Lender has not made any commitments, either express or implied, to extend the terms of the Loans past their Maturity Dates, unless Borrower and Lender hereafter specifically otherwise agree in writing.

         2.4. COLLATERAL. Borrower's Liabilities shall be secured by the collateral pledged pursuant to the Pledge Agreement. Notwithstanding anything to the contrary in any Loan Document, the obligations of Borrower to Lender under the Subordinated Debenture shall be unsecured.

         2.5. THE CLOSING. The initial funding of the Loans (the "CLOSING") will occur at the offices of Barack Ferrazzano, counsel to Lender, at 333 West Wacker Drive, Suite 2700, Chicago, Illinois at 9:30 a.m. on the Closing Date, or at such other place or time or on such other date as the parties hereto may agree, by disbursing the proceeds of the Loan in accordance with any Instructions received at least one Business Day prior to Closing.

         2.6. INTEREST RATES. Borrower agrees that matters concerning the election, payment, application, accrual and computation of interest and interest rates shall be in accordance with the Agreed Upon Terms and Procedures agreed to, as executed, by Borrower.

         2.7. PAYMENTS. Borrower agrees that matters concerning prepayments, payments and application of payments shall be in accordance with the Agreed Upon Terms and Procedures agreed to, as executed by, Borrower.

         2.8. CAPITAL ADEQUACY. If Lender shall reasonably determine that the application or adoption of any law, rule, regulation, directive, interpretation, treaty or guideline regarding capital adequacy, or any change therein or in the interpretation or administration thereof, whether or not having the force of law (including, without limitation, application of changes to Regulation H and Regulation Y of the FRB issued by the FRB on January 19, 1989 and regulations of the Comptroller of the Currency, Department of Treasury, 12 CFR Part 3, Appendix A, issued by the Comptroller of the Currency on January 27, 1989) increases the capital required or expected to be maintained by Lender or any person or entity controlling Lender, and such increase is based upon the existence of Lender's obligations hereunder and under other commitments of this type, then, within 10 days after demand from Lender, Borrower shall pay to Lender, from time to time, such amount or amounts as will compensate Lender or such controlling person or entity, as the case may be, for such increased capital requirement. The determination of any amount to be paid by Borrower under this Section 2.8 shall take into consideration the policies of Lender or of any Person controlling Lender with respect to capital adequacy and shall be based upon any reasonable averaging, attribution and allocation methods. A certificate of Lender setting forth the amount or amounts as shall be necessary to compensate Lender as specified in this Section 2.8 shall be delivered to Borrower and shall be conclusive in the absence of manifest error.

3.       DISBURSEMENTS.

         3.1. INITIAL AND SUBSEQUENT DISBURSEMENTS. At such time as all of the terms and conditions set forth in Section 3.2 have been satisfied by Borrower and Borrower has executed and delivered to Lender each of the Loan Documents and any other related documents in form and substance satisfactory to Lender, in its sole and absolute discretion, Lender shall disburse to Borrower an amount equal to $10,500,000 (the "INITIAL DISBURSEMENT"), representing a disbursement of $500,000 under the Term Loan, $0 under the Revolving Loan and $10,000,000 under the Subordinated Debenture. In the event Borrower fails to satisfy such disbursement conditions, Borrower nevertheless shall pay all costs and expenses incurred by Lender in connection with the transactions contemplated herein promptly upon receipt of an invoice therefor from Lender.

         3.2. CONDITIONS PRECEDENT TO INITIAL DISBURSEMENT. In conjunction with and as additional (but independent) supporting evidence for certain of the covenants, representations and warranties made by Borrower herein, prior to and as a condition of the Initial Disbursement, Borrower shall deliver or cause to be delivered to Lender each of the following, each of which shall be in form and substance satisfactory to Lender, in its sole and absolute discretion:

              3.2.1. SEARCHES. Such UCC, tax lien and judgment searches regarding Borrower pertaining to the jurisdictions (a) in which Borrower is organized and headquartered, and (b) in which the Collateral is located as determined pursuant to Article 9 of the UCC.

              3.2.2. OPINIONS. An opinion of counsel of Borrower in substantially the form attached as Exhibit H hereto and otherwise satisfactory to Lender, dated on or about the date of the Initial Disbursement.

              3.2.3. LOAN DOCUMENTS. The Loan Documents, including, without limitation, the Notes and the Collateral Documents.

              3.2.4. PLEDGED SECURITIES. The actual certificates representing all of the securities constituting the Pledged Stock (as defined in the Pledge Agreement) together with irrevocable stock powers for each such certificate endorsed by Borrower in blank.

              3.2.5. AUTHORITY DOCUMENTS. Copies certified by the appropriate secretary of state or Governmental Agency of (a) the certificate of incorporation of Borrower, and (b) the charter of Subsidiary Bank. Good standing certificates for (i) Borrower issued by the Secretary of State of the State in which it is organized, (ii) Subsidiary Bank issued by the ICB. Copies certified by the Secretary or an Assistant Secretary of Borrower of the Bylaws of Borrower and Subsidiary Bank. Copies certified by the Secretary or an Assistant Secretary of Borrower of resolutions of the board of directors of Borrower authorizing the execution, delivery and performance (including the authority to pledge the Pledged Stock) of this Agreement, the Notes and the other Loan Documents. An incumbency certificate of the Secretary or an Assistant Secretary of Borrower certifying the names of the officer or officers of Borrower authorized to sign this Agreement, the Notes and the other documents provided for in this Agreement, together with a sample of the true signature of each such officer (Lender may conclusively rely on such certificate until formally advised by a like certificate of any changes therein).

              3.2.6. REGULATORY CONSENTS. Copies certified by the Secretary or an Assistant Secretary of Borrower of all documents evidencing all necessary consents, approvals and determinations of any Governmental Agency with respect to the transactions contemplated in the Loan Documents and any other transactions between Lender and Borrower or Subsidiary Bank.

              3.2.7. INSTRUCTIONS. The Instructions.

              3.2.8. LOAN FEE AND CERTAIN COSTS OF LENDER. Payment of the Loan Fee and certain costs and expenses incurred by Lender to date in connection with the transactions contemplated herein, such as Lender's attorneys' fees and expenses and other fees and expenses paid or payable to any other parties.

              3.2.9. OTHER REQUIREMENTS. Such other additional information regarding Borrower, Subsidiary Bank and their respective assets, liabilities (including any liabilities arising from, or relating to, legal proceedings) and contracts as Lender may require in its sole discretion.

              3.2.10. OTHER DOCUMENTS. Such other certificates, affidavits, schedules, resolutions, opinions, notes and/or other documents which are provided for hereunder or as Lender may reasonably request.

         3.3. CONDITIONS TO ALL DISBURSEMENTS; RENEWALS AND CONVERSIONS. Notwithstanding anything to the contrary contained herein, the continued performance, observance and compliance by Borrower of and with all of the covenants, conditions and agreements of Borrower contained herein (whether or not non-performance constitutes an Event of Default) and in the other Loan Documents shall be further conditions precedent to any disbursements of the proceeds under any Loan. In addition, Lender shall not be required to disburse proceeds under any Loan or to renew or convert any Borrowing Tranche at any time that any of the following are true:

              3.3.1. DEFAULT. There exists an Event of Default or Potential Event of Default.

              3.3.2. LEGISLATION OR PROCEEDINGS. Any legislation has been passed or any suit or other proceeding has been instituted the effect of which is to prohibit, enjoin (or to declare unlawful or improper) or otherwise adversely affect, in Lender's sole and absolute judgment, Borrower's performance of its obligations hereunder, or any litigation or governmental proceeding has been instituted or threatened against Borrower or Subsidiary Bank or any of their officers or shareholders which, in the sole discretion of Lender, may adversely affect the financial condition or operations of Borrower or Subsidiary Bank.

              3.3.3. COLLATERAL. Lender has reasonable cause to believe that any Collateral might be subject to forfeiture under any RICO Related Law or any of the Collateral is subject to any pledge, lien, security interest, charge or encumbrance other than in favor of Lender.

              3.3.4. MATERIAL ADVERSE CHANGE. There has occurred, in Lender's sole and complete discretion, a material adverse change in the financial condition or affairs of Borrower or Subsidiary Bank since the date of the Borrower Financial Statements.

              3.3.5. REPRESENTATIONS AND WARRANTIES. Any representation or warranty of Borrower contained herein or any information set forth in the recitals hereto, shall not be true on and as of the date of any Borrowing Tranche, with the same effect as though such representations and warranties had been made, or such information had been presented, on and as of such date.

              3.3.6. APPROVALS. All necessary or appropriate actions and proceedings have not been taken in connection with, or relating to, the transactions contemplated hereby and all documents incident thereto have not been completed and tendered for delivery, in substance and form satisfactory to Lender, including, without limitation, if appropriate in the opinion of Lender, Lender's failure to have received evidence of all necessary approvals from Governmental Agencies.

              3.3.7. OTHER DOCUMENTS. Lender has not received in substance and form reasonably satisfactory to Lender, all certificates, affidavits, schedules, resolutions, opinions, notes, and/or other documents which are provided for hereunder.

Lender's refusal to disburse any proceeds of the Loans on account of the provisions of this Section 3.3 shall not alter or diminish any of Borrower's other obligations hereunder or otherwise prevent any breach or default of Borrower hereunder from becoming an Event of Default. Each Rate Election Notice submitted by Borrower hereunder shall constitute an affirmation that Borrower has performed, observed and complied with its covenants, conditions and agreements contained herein in all material respects and that all representations and warranties made by Borrower hereunder continue to be true and correct as of the date of such Rate Election Notice.

4. GENERAL REPRESENTATIONS AND WARRANTIES. Borrower hereby covenants, represents and warrants to Lender as follows:

         4.1. ORGANIZATION AND AUTHORITY.

              4.1.1. LEGALLY. Borrower (a) is a corporation duly organized validly existing and in good standing under the laws of the State of Delaware;
(b) is duly qualified as a foreign corporation and in good standing in all states in which it is doing business except where the failure to so qualify would not have a material adverse effect on the financial condition, business, operations or prospects of Borrower; and (c) has all requisite power and authority, corporate or otherwise, to own, operate and lease its properties and to carry on its business as now being conducted. Each of Subsidiary Bank and the other Subsidiaries is duly organized, validly existing and chartered under the laws of the state of its organization, and has all requisite power and authority, corporate or otherwise, to own, operate and lease its properties and to carry on its business as now being conducted. The deposit accounts of Subsidiary Bank are insured by the FDIC. Borrower and Subsidiary Bank have made payment of all franchise and similar taxes in the

States of Delaware and Illinois, and in all of the other respective jurisdictions in which they are incorporated, chartered or qualified, except for any such taxes (i) where the failure to pay such taxes will not have a material adverse effect on the financial condition, business or operations of Borrower or Subsidiary Bank, (ii) the validity of which is being contested in good faith and
(iii) for which proper reserves have been set aside on the books of Borrower or Subsidiary Bank, as the case may be.

              4.1.2. CAPITAL STOCK OF BORROWER. Section 4.1.2 of the Disclosure Schedule correctly sets forth (a) the state or states in which Borrower conducts its businesses, (b) a list of all subsidiaries of Borrower, all of which are directly or indirectly wholly owned by Borrower, and (c) a list of each class of stock of Borrower, the number of authorized and issued and outstanding shares of each class of stock of Borrower, and the number of shares of each class of stock of Borrower beneficially owned (within the meaning of Section 13d-3 promulgated under the Exchange Act) by members of the Taylor Family, and, except as otherwise stated in Section 4.1.2 of the Disclosure Schedule, there is no plan, agreement or understanding providing for, or contemplating, the issuance of any additional shares of capital stock of Borrower. All of the outstanding capital stock of Borrower has been duly authorized, legally and validly issued, fully paid and nonassessable. Except as otherwise stated in Section 4.1.2 of the Disclosure Schedule, there are, as of the date hereof, no outstanding options, rights, warrants or other agreements or instruments obligating Borrower to issue, deliver or sell, or cause to be issued, delivered or sold, additional shares of the capital stock of Borrower or obligating Borrower to grant, extend or enter into any such agreement or commitment.

              4.1.3. CAPITAL STOCK OF THE SUBSIDIARY BANK. Section 4.1.3 of the Disclosure Schedule correctly sets forth (a) the state or states in which Subsidiary Bank conducts businesses, and (b) a list of each class of stock of Subsidiary Bank as well as the owners of record and beneficial owners thereof, including the number of shares held by each, and, except as otherwise stated in
Section 4.1.3 of the Disclosure Schedule, there is no plan, agreement or understanding providing for, or contemplating, the issuance of any additional shares of capital stock of Subsidiary Bank. All of the Subsidiary Bank Shares have been duly authorized, legally and validly issued, fully paid and nonassessable, and the Subsidiary Bank Shares are owned by Borrower free and clear of all pledges, liens, security interests, charges or encumbrances, except as may exist for the benefit of Lender and, following the Closing Date, Borrower will own the Subsidiary Bank Shares free and clear of all pledges, liens, security interests, charges or encumbrances, except for any security interest granted herewith by Borrower to Lender. None of the Subsidiary Bank Shares have been issued in violation of any shareholder's preemptive rights. Except as otherwise stated in Section 4.1.3 of the Disclosure Schedule, there are, as of the date of this Agreement, no outstanding options, rights, warrants or other agreements or instruments obligating Borrower to issue, deliver or sell, or cause to be issued, delivered or sold, additional shares of the capital stock of Subsidiary Bank or obligating Borrower or Subsidiary Bank to grant, extend or enter into any such agreement or commitment.

              4.1.4. CORPORATE NAMES. Borrower has no assumed corporate names and is not doing business under any name other than as set forth in Section
4.1.4 of the Disclosure Schedule.

         4.2. NO IMPEDIMENT TO TRANSACTIONS.

              4.2.1. TRANSACTION IS LEGAL AND AUTHORIZED. The borrowing of the principal amount of the Loans, the execution of this Agreement and the other Loan Documents and compliance by Borrower with all of the provisions of this Agreement and of the other Loan Documents are within the corporate and other powers of Borrower and Subsidiary Bank. This Agreement and the other Loan Documents have been duly authorized, executed and delivered, and are the legal, valid and binding obligations of Borrower or other signatory thereof (other than Lender), as appropriate, enforceable in accordance with their terms.

              4.2.2. NO DEFAULTS OR RESTRICTIONS. Neither the execution and delivery of the Loan Documents nor compliance with their terms and conditions will conflict with or result in a material breach of, or constitute a material default under, any of the terms, obligations, covenants, conditions or provisions of any corporate restriction or of any indenture, mortgage, deed of trust, pledge, bank loan or credit agreement, corporate charter, bylaw or any other agreement or instrument to which Borrower or any Subsidiary is now a party or by which any of them or any of their properties may be bound or affected, or any judgment, order, writ, injunction, decree or demand of any court, arbitrator, grand jury, or Governmental Agency, or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any property or asset of Borrower or any Subsidiary under the terms or provisions of any of the foregoing. None of Borrower or any Subsidiary is in material default in the performance, observance or fulfillment of any of the terms, obligations, covenants, conditions or provisions contained in any indenture or other agreement creating, evidencing or securing indebtedness of any kind or pursuant to which any such indebtedness is issued, or other agreement or instrument to which Borrower or any Subsidiary is a party or by which Borrower or any Subsidiary or their properties may be bound or affected.

              4.2.3. GOVERNMENTAL CONSENT. Except for those furnished pursuant to Section 3.2.6, if any, no governmental orders, permissions, consents, approvals or authorizations are required to be obtained by Borrower and no registrations or declarations are required to be filed by Borrower in connection with, or contemplation of, the execution and delivery of, and performance under, this Agreement and the other Loan Documents.

         4.3. PURPOSES OF LOANS.

              4.3.1. USE OF PROCEEDS. Borrower shall use the proceeds of the Loans to retire certain existing indebtedness to Lender, with any remaining proceeds to be used for general corporate purposes including to support the growth of Subsidiary Bank. The Loans are exempt transactions under the Truth-in-Lending Act, as amended or recodified. Borrower does not own any "margin security" as such term is defined in Regulation G of the FRB. Borrower will not use any part of the proceeds of the Loan (a) directly or indirectly to purchase or carry any margin security or reduce or retire any indebtedness originally incurred to purchase any such margin security within the meaning of Regulation U of the FRB, or (b) so as to involve Borrower or Lender in a violation of Regulation U of the FRB. Borrower agrees to execute, or cause to be executed, all instruments necessary to comply with all of the requirements of Regulation U of the FRB.

              4.3.2. USURY. The Loans constitute a transaction within the meaning of 815 ILCS 205/4(1)(a), and neither the amounts to be received by Lender as interest under any Note nor the Loan Fee is usurious or illegal under applicable law.

         4.4. FINANCIAL CONDITION.

              4.4.1. BORROWER FINANCIAL STATEMENTS. Borrower has delivered to Lender copies of the consolidated and consolidating financial statements of Borrower as of and for the year ending December 31, 2001 (the "BORROWER 2001 AUDITED FINANCIAL STATEMENTS DATE"), audited by Borrower's Accountant (the "BORROWER 2001 AUDITED FINANCIAL STATEMENTS"). The Borrower 2001 Audited Financial Statements are true and correct, are prepared in accordance with the respective books of account and records of Borrower and its Subsidiaries and have been prepared in accordance with GAAP applied on a basis consistent with prior periods, and fairly and accurately present in all material respects the financial condition of Borrower and its Subsidiaries and their assets and liabilities and the results of their operations as of such date. Except as set forth in Section 4.6 of the Disclosure Schedule, since the Borrower 2001 Audited Financial Statements Date, there has been no material and adverse change in the financial condition, business, properties or operations of Borrower or Subsidiary Bank. In addition, Borrower has delivered to Lender copies of call reports filed by Subsidiary Bank for the period ending September 30, 2002 (the "INTERIM FINANCIAL STATEMENTS DATE") and copies of regulatory filings (including Form FRY-9C filings) (such call reports and regulatory filings, "INTERIM FINANCIAL STATEMENTS" and together with the Borrower 2001 Audited Financial Statements, the "BORROWER FINANCIAL STATEMENTS"). The Borrower Interim Financial Statements are true and correct, are prepared in accordance with the respective books of account and records of Borrower and its Subsidiaries and have been prepared in accordance with applicable banking regulations, rules and guidelines on a basis consistent with prior periods, and fairly and accurately present in all material respects the financial condition of Borrower and Subsidiary Bank and their respective assets and liabilities and the results of their respective operations as of such date. The Borrower 2001 Audited Financial Statements and the Interim Financial Statements contain and reflect provisions for taxes, reserves and other liabilities of Borrower in accordance with GAAP and applicable banking regulations, rules and guidelines, respectively. Neither Borrower nor Subsidiary Bank has any material debt, liability or obligation of any nature (whether accrued, contingent, absolute or otherwise) which is not provided for or disclosed in the Borrower Financial Statements.

              4.4.2. LOANS. To Borrower's knowledge, except as otherwise stated in Section 4.4.2 of the Disclosure Schedule, each loan having an outstanding balance of more than $500,000 and reflected as an asset of Subsidiary Bank in the Borrower Financial Statements is the legal, valid and binding obligation of the obligor named therein, enforceable in accordance with its terms. To Borrower's knowledge, except as otherwise stated in Section 4.4.2 of the Disclosure Schedule, no obligor named therein is seeking to avoid the enforceability of the terms of any loan under any such laws or equitable principles, and, no such loan having an unpaid balance (principal and accrued interest) in excess of $500,000 is subject to any defense, offset or counterclaim.

              4.4.3. RESERVE FOR POSSIBLE LOAN AND LEASE LOSSES. To the best of Borrower's knowledge, the reserves for possible loan and lease losses shown in the Borrower Financial Statements are adequate in all respects to provide for losses, net of recoveries relating to loans previously charged off, on loans and leases outstanding and contain an additional amount of unallocated reserves for unanticipated future losses at levels considered adequate based upon generally accepted safe and sound banking practices, as of the date of such statements or reports.

              4.4.4. SOLVENCY. After giving effect to the consummation of the transactions contemplated by this Agreement, Borrower and Subsidiary Bank have capital sufficient to carry on their respective business and transactions and all businesses and transactions in which they are about to engage and each is solvent and able to pay its debts as they mature. No transfer of property is being made and no indebtedness is being incurred in connection with the transactions contemplated by this Agreement with the intent to hinder, delay or defraud either present or future creditors of Borrower or Subsidiary Bank.

              4.4.5. SUBORDINATION. The Junior Subordinated Debentures are expressly subordinate and junior in all respects (including, without limitation, with respect to the right of payment) to the Loans to the extent provided in
Article XVI of the Indenture. The Loans constitute "Senior Indebtedness" as defined in the Indenture.

         4.5. TITLE TO PROPERTIES.

              4.5.1. OWNED PROPERTY. Except for real property and other assets acquired and/or being acquired from debtors in full or partial satisfaction of obligations owed to Subsidiary Bank and property or other assets leased by Borrower or Subsidiary Bank, Borrower and Subsidiary Bank have, respectively, good and marketable fee title to all the Properties, and good and marketable title to all other property and assets reflected in the Borrower Financial Statements, excluding property and assets sold or otherwise disposed of for their fair market value subsequent to the date of such Borrower Financial Statements. Except for Properties and other assets acquired and/or being acquired from debtors in full or partial satisfaction of obligations owed to Subsidiary Bank and property or other assets leased by Borrower or any subsidiary, all property and assets of any kind (real or personal, tangible or intangible) of Borrower and Subsidiary Bank are free from any liens, encumbrances or defects in title, except for any liens granted herewith or previously by Borrower to Lender. Except as identified in Section 4.5.1 of the Disclosure Schedule, no financing statement under the UCC that names Borrower or Subsidiary Bank has been filed and neither Borrower nor any Subsidiary Bank has signed any financing statement or any Pledge Agreement authorizing any secured party thereunder to file any such financing statement.

              4.5.2. LEASED PROPERTY. For assets or property leased by Borrower or Subsidiary Bank, Borrower and Subsidiary Bank enjoy peaceful and undisturbed possession under all of the leases under which they are operating, all of which permit the customary operations of Borrower and Subsidiary Bank, as applicable. None of such leases is in material default and no event has occurred which with the passage of time or the giving of notice, or both, would constitute a material default under any thereof.

         4.6. NO MATERIAL ADVERSE CHANGE. Since the Borrower 2001 Audited Financial Statements Date, neither the business, operations, properties nor assets of Borrower or Subsidiary Bank have been materially and adversely affected in any way, as the result of any act or event, including, without limitation, fire, explosion, accident, act of God, strike, lockout, flood, drought, storm, earthquake, combination of workmen or other labor disturbance, riot, activity of armed forces or of the public enemy, embargo, or nationalization, condemnation, requisition or taking of property, or cancellation or modification of contracts, by any domestic or foreign government or any instrumentality or agency thereof. Except as set forth in Section 4.6 of the Disclosure Schedule, since the Borrower 2001 Audited Financial Statements Date, there have been no material changes in the assets, liabilities, or condition, financial or otherwise, of either Borrower or Subsidiary Bank other than changes arising from transactions in the ordinary course of business, and none of such changes has been materially adverse, whether in the ordinary course of business or otherwise.

         4.7. COMPLIANCE WITH LAW. Except as set forth on Section 4.7.2 of the Disclosure Schedule, Borrower and Subsidiary Bank have complied with all applicable statutes, rules, regulations, orders and restrictions of any domestic or foreign government, or any instrumentality or agency thereof, having jurisdiction over the conduct of their respective businesses or the ownership of their respective properties, except where any such failure to comply would not materially and adversely affect the financial condition, business or operations of Borrower or Subsidiary Bank.

              4.7.1. TAXES. Borrower and each Subsidiary have filed all United States income tax returns and all state and municipal tax returns which are required to be filed, and have paid, or made adequate provision for the payment of, all material taxes which have become due pursuant to said returns or pursuant to any assessment received by Borrower or any Subsidiary, except such taxes, if any, as are being contested in good faith and as to which adequate reserves have been provided. Borrower is unaware of any audit, assessment or other proposed action or inquiry of the Internal Revenue Service with respect to the United States income tax liability of Borrower or any Subsidiary. To the best of Borrower's knowledge, Borrower and each Subsidiary have withheld amounts from their employees, shareholders or holders of public deposit accounts in full and complete compliance with the tax withholding provisions of applicable federal, state and local laws and each has filed all federal, state and local returns and reports for all years for which any such return or report would be due with respect to employee income tax withholding, social security, unemployment taxes, income and other taxes and all payments or deposits with respect to such taxes have been made within the time period required by law.

              4.7.2. REGULATORY ENFORCEMENT ACTIONS. Except as set forth on
Section 4.7.2 of the Disclosure Schedule, none of Borrower, Subsidiary Bank or any of their respective officers or directors is now operating under any restrictions, agreements, memoranda, or commitments (other than restrictions of general application) imposed by any Governmental Agency, nor are any such restrictions threatened or agreements, memoranda or commitments being sought by any Governmental Agency.

              4.7.3. PENDING LITIGATION. Except as otherwise disclosed in
Section 4.7.3 of the Disclosure Schedule, there are no actions, suits, proceedings or written agreements pending, or, to the best knowledge of Borrower, threatened or proposed, against Borrower or Subsidiary Bank at law or in equity or before or by any federal, state, municipal, or other governmental department, commission, board, or other administrative agency, domestic or foreign, that, either separately or in the aggregate, will materially and adversely affect the financial condition, business, or operations of any of Borrower or Subsidiary Bank; and neither Borrower nor Subsidiary Bank is in default with respect to any order, writ, injunction, or decree of, or any written agreement with, any court, commission, board or agency, domestic or foreign, that, either separately or in the aggregate, will materially and adversely affect the financial condition, business, or operations of any of Borrower or Subsidiary Bank.

              4.7.4. RICO. There are no suits, actions or proceedings pending or threatened against Borrower or any Subsidiary, or any of the principals thereof, under a RICO Related Law.

              4.7.5. ERISA. All Employee Benefit Plans (as defined in Section 3(3) of ERISA) established or maintained by Borrower or any ERISA Affiliate or to which Borrower or any ERISA Affiliate contributes are in material compliance with applicable requirements of ERISA, and are in material compliance with applicable requirements (including qualification and non-discrimination requirements) of the Code for obtaining the tax benefits the Code thereupon permits with respect to such plans. Each Employee Benefit Plan which is a group health plan (within the meaning of Section 5000(b)(1) of the Code) complies with and has been maintained and operated in material compliance with each of the requirements of Section 4980B of the Code. Neither Borrower nor any ERISA Affiliate has failed to make any contributions or to pay any amounts with respect to any Employee Benefit Plan or ERISA or any other applicable law. No "reportable event" or "prohibited transaction," as defined in ERISA, has occurred and is continuing as to any Employee Benefit Plan and no excise taxes have been incurred or security is required with respect to any Employee Benefit Plan. Except as set forth in Section 4.7.5 of the Disclosure Schedule, no Employee Benefit Plan has, or as of the Closing Date will have, any amount of unfunded benefit liabilities (as defined in Section 4001(a)(18) of ERISA) for which Borrower or any ERISA Affiliate could be liable to any Person under Title IV of ERISA if any such plan were terminated. All Employee Benefit Plans are funded in accordance with Section 412 of the Code (if applicable). There would be no obligations under Title IV of ERISA relating to any Employee Benefit Plan that is a multiemployer plan if any such plan were terminated or if Borrower or any ERISA Affiliate withdrew from any such plan. Except as required by section 4980B of the Code or applicable state insurance laws, neither Borrower nor any ERISA Affiliate has promised any employee medical coverage after termination of employment, or promised medical coverage to any former employee or other individual not employed by Borrower or any ERISA Affiliate, and neither Borrower nor any ERISA Affiliate maintains or contributes to any plan or arrangement providing medical benefits to employees after their termination of employment or any other individual not employed by Borrower or any ERISA Affiliate.

              4.7.6. ENVIRONMENTAL. No Property is or, to the best of Borrower's knowledge, has been a site for the use, generation, manufacture, storage, treatment, release, threatened release, discharge, disposal, transportation or presence of any Hazardous Materials and neither Borrower nor any Subsidiary has engaged in such activities. Each Property, and Borrower and each Subsidiary, are in compliance with all Hazardous Materials Laws. There are no claims or actions ("HAZARDOUS MATERIALS CLAIMS") pending or, to the best of Borrower's knowledge, threatened, nor have there been any such claims or actions in the past, against Borrower or any Subsidiary or any Property by any Governmental Agency or by any other Person relating to any Hazardous Materials or pursuant to any Hazardous Materials Law.

         4.8. BORROWER STATUS.

              4.8.1. RESTRICTIONS ON BORROWER. Neither Borrower nor Subsidiary Bank is a party, nor is bound by, any contract or agreement or instrument, or subject to any charter or other corporate restriction materially and adversely affecting its financial condition, business or operations.

              4.8.2. NON-FOREIGN STATUS. Borrower is not a nonresident alien for purposes of U.S. income taxation and is not a foreign corporation, foreign partnership, foreign trust or foreign estate (as said terms are defined in the Internal Revenue Code and Income Tax Regulations).

              4.8.3. INVESTMENT COMPANY ACT. Borrower is not an "investment company" or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended.

              4.8.4. NO BURDENSOME AGREEMENTS. Neither Borrower nor Subsidiary Bank is a party to any agreement, instrument or undertaking or subject to any other restriction, (a) which presently has a material adverse affect upon the property, financial condition or business operations of Borrower or Subsidiary Bank, or (b) under or pursuant to which Borrower or Subsidiary Bank is or will be required to place (or under which any other Person may place) a lien upon any of its properties securing indebtedness either upon demand or upon the happening of a condition, with or without such demand.

         4.9. NO MISSTATEMENT. No information, exhibit, report, schedule or document furnished by the Borrower to Lender in connection with the negotiation or execution of this Agreement or the making of any Loan contains any untrue statement of a material fact, or omits to state a material fact or any fact necessary to make the statements contained therein not misleading in light of the circumstances when made or furnished to Lender.

         4.10. REPRESENTATIONS AND WARRANTIES GENERALLY. The representations and warranties set forth in this Agreement or in any other Loan Document will be true and correct on the date of this Agreement and as otherwise provided herein with the same force and effect as if made on each such date. All representations, warranties, covenants and agreements made in this Agreement or in any certificate or other document delivered to Lender by or on behalf of Borrower pursuant to or in connection with this Agreement shall be deemed to have been relied upon by Lender notwithstanding Lender's review of any documents or materials delivered by Borrower to Lender pursuant to the terms hereof and notwithstanding any investigation heretofore or hereafter made by Lender or on its behalf (and Borrower hereby acknowledges such reliance by Lender in making the Loans and all disbursements thereunder) and, furthermore, shall survive the making of any or all of the disbursements of proceeds under the Loans and continue in full force and effect as long as there remains unperformed any obligations to Lender hereunder or under any of the other Loan Documents.

5. GENERAL COVENANTS, CONDITIONS AND AGREEMENTS. Borrower hereby further covenants and agrees with Lender as follows:

         5.1. COMPLIANCE WITH LOAN DOCUMENTS. Borrower shall comply with, observe and timely perform each and every one of the covenants, agreements and obligations under each and every one of the Loan Documents and any other Loan Document to which it is a party.

         5.2. MATERIAL TRANSACTIONS.

              5.2.1. STRUCTURAL CHANGES. Borrower shall not itself, nor shall it cause, permit or allow any Subsidiary to purchase the assets of, merge with or into or consolidate with or into, any other Person without the prior written consent of Lender, which consent shall not be unreasonably withheld.

              5.2.2. DISTRIBUTIONS. From the date hereof through and including January 10, 2003, Borrower shall not declare or pay any cash dividend or make (or otherwise become obligated to make) any other distribution in respect of its capital stock or other outstanding securities in an aggregate amount that exceeds $1,500,000. Except as permitted in the immediately preceding sentence and for Permitted Distributions, Borrower shall not itself, nor shall it cause, permit or allow any Subsidiary to declare or pay any cash dividend or make (or otherwise become obligated to make) any other distribution in respect of its capital stock or other outstanding securities. Notwithstanding anything in this
Section 5.2.2 to the contrary, Borrower may not, and shall cause its Subsidiaries to not, declare or pay any dividend or make (or otherwise become obligated to make) any other distribution in respect of its capital stock if an Event of Default has occurred and is continuing or if the declaration or payment of the dividend or the making of any other distribution would result in the occurrence of a Potential Event of Default or an Event of Default.

              5.2.3. INCURRING DEBT. Borrower shall not itself, nor shall it cause, permit or allow any Subsidiary to (a) create, assume, incur, have outstanding, or in any manner become liable in respect of any Indebtedness, other than as reflected in Section 5.2.3 of the Disclosure Schedule or, with respect to the Subsidiary Bank, in the ordinary course of business and in accordance with applicable laws and regulations and safe and sound banking practices, or (b) create, assume, incur, suffer or permit to exist any mortgage, pledge, deed of trust, encumbrance (including the lien or retained security title of a conditional vendor), security interest, assignment, lien or charge of any kind or character upon or with respect to any of their real or personal property, including, without limitation, any capital stock owned by Borrower or Subsidiary Bank whether owned at the date hereof or hereafter acquired, or assign or otherwise convey any right to receive income.

              5.2.4. ASSET SALES. Other than as set forth in Section 5.2.4 of the Disclosure Schedule, Borrower shall not itself, nor shall it cause, permit or allow any Subsidiary to dispose of by sale, assignment, lease or otherwise, property or assets now owned or hereafter acquired if such property or assets plus all other properties and assets sold, leased, transferred or otherwise disposed of during the 12-month period ending on the date of such sale, lease or other disposition shall have an aggregate value of more than 5% of the consolidated assets of Borrower as reflected in the most recent balance sheet delivered to Lender pursuant to Section 6.1, except that Subsidiary Bank may dispose of its property or assets to Borrower or sell residential mortgage loans in the ordinary course of its banking business and consistent with safe and sound banking practices.

              5.2.5. MAKING LOANS. Borrower shall not itself, nor shall it cause, permit or allow any Subsidiary to make any loans or advances, whether secured or unsecured, to any Person, other than (a) loans or advances to employees (made in accordance with applicable laws, at arms-length and pursuant to terms that are no more favorable than may be obtained from unrelated third-party institutional lenders) up to the aggregate sum of $500,000 at any time outstanding, (b) loans or advances made by Subsidiary Bank in the ordinary course of business and in accordance with applicable laws and regulations and safe and sound banking practices, and (c) the loan made by the Trust to Borrower (in the aggregate principal amount of $46,400,000) evidenced by the Junior Subordinated Debentures.

         5.3. PLEDGED SHARES.

              5.3.1. ENCUMBRANCE. Borrower shall not itself, nor shall it cause, permit or allow any Subsidiary to directly or indirectly create, assume, incur, suffer or permit to exist any pledge, encumbrance, security interest, assignment, lien or charge of any kind or character on the Subsidiary Bank Shares or any other stock owned by Borrower or Subsidiary Bank, except for any security interest granted herewith or previously by Borrower to Lender. Borrower shall not itself, nor shall it cause, permit or allow any Subsidiary to sell, transfer, issue, reissue, exchange or grant any option with respect to any Subsidiary Bank Shares.

              5.3.2. DILUTION. Borrower shall not itself, nor shall it cause, permit or allow any Subsidiary to cause or allow the percentage of Subsidiary Bank Shares owned directly or indirectly by Borrower to diminish as a percentage of the outstanding capital stock of Subsidiary Bank.

              5.3.3. STRUCTURAL CHANGES. Borrower shall not itself, nor shall it cause, permit or allow any Subsidiary to, redeem any of Borrower's or any such Subsidiary's capital stock or other outstanding securities, declare a stock dividend or otherwise change the capital structure of Borrower or any Subsidiary.

         5.4. BUSINESS OPERATIONS.

              5.4.1. COMPLIANCE WITH LOAN DOCUMENTS. Borrower shall not itself, nor shall it cause, permit or allow any Subsidiary to breach or fail to perform or observe any of the terms and conditions of the Notes, the Pledge Agreement or any other Loan Document.

              5.4.2. BANKING PRACTICES. Borrower shall not itself, nor shall it cause, permit or allow any Subsidiary to engage in any unsafe or unsound banking practices as determined by a Governmental Agency.

              5.4.3. CAPITAL EXPENDITURES. Borrower shall not itself, nor shall it cause, permit or allow any Subsidiary to make or incur aggregate combined capital expenditures during any fiscal year in an amount greater than $10,000,000.

              5.4.4. AFFILIATE TRANSACTIONS. Borrower shall not itself, nor shall it cause, permit or allow any Subsidiary to enter into any transaction including, without limitation, the purchase, sale or exchange of property or the rendering of any service, with any Affiliate except in the ordinary course of business and pursuant to the reasonable requirements of Borrower's or such Affiliate's business and upon terms consistent with applicable laws and regulations and reasonably found by the appropriate board(s) of directors to be fair and reasonable and no less favorable to Borrower or such Affiliate than would be obtained in a comparable arm's length transaction with a Person not an Affiliate.

          5.4.5. INSURANCE. At its sole cost and expense, Borrower will maintain, and will cause each Subsidiary to maintain, bonds and insurance to such extent, covering such risks as is usual and customary for owners of similar businesses and properties in the same general area in which Borrower or Subsidiary Bank operates, including, without limitation, insurance for fire and other risks insured against by extended coverage, public liability insurance, workers' compensation insurance and such additional bonds and insurance as may reasonably be requested by Lender. All such bonds and policies of insurance shall be in a form and with issuers/insurers recognized as adequate by prudent business persons, and all such policies shall be in amounts no less than the amounts of such policies set forth on Section 5.4.5 of the Disclosure Schedule or as otherwise may be reasonably satisfactory to Bank.

     5.5. COMPLIANCE WITH LAWS.

          5.5.1. GENERALLY. Borrower shall comply and cause each Subsidiary to comply in all material respects with all applicable statutes, rules, regulations, orders and restrictions in respect of the conduct of their respective businesses and the ownership of their respective properties.

          5.5.2. REGULATED ACTIVITIES. Borrower shall not itself, nor shall it cause, permit or allow any Subsidiary to (a) engage in any business or activity not permitted by all applicable laws and regulations, including without limitation, the Bank Holding Company Act of 1956, as amended, the IBA, the FDI Act and any regulations promulgated thereunder, or (b) make any loan or advance secured by the capital stock of another bank or depository institution, or acquire the capital stock, assets or obligations of or any interest in another bank or depository institution, in each case other than in the ordinary course of business and in accordance with applicable laws and regulations and safe and sound banking practices.

          5.5.3. TAXES. Borrower shall promptly pay and discharge all taxes, assessments and other governmental charges imposed upon Borrower or any Subsidiary or upon the income, profits, or property of Borrower or any Subsidiary and all claims for labor, material or supplies which, if unpaid, might by law become a lien or charge upon the property of Borrower or any Subsidiary. Neither Borrower nor any Subsidiary shall be required to pay any such tax, assessment, charge or claim, so long as the validity thereof shall be contested in good faith by appropriate proceedings, and reserves therefor shall be maintained on the books of Borrower and such Subsidiary as are deemed adequate by Lender.

          5.5.4. ERISA. As soon as possible, and in any event within 10 Business Days, after: (a) Borrower or any ERISA Affiliate knows that with respect to any Employee Benefit Plan, a "prohibited transaction," a "reportable event," or any other event or condition which could subject Borrower or any ERISA Affiliate to liability under ERISA or the Code; or (b) the institution of steps by Borrower or any ERISA Affiliate to withdraw from, or the institution of any steps by any party to terminate, any Employee Benefit Plan; has or may have occurred, Borrower shall deliver to Lender a certificate of a responsible officer setting forth the details of such matter, the action that Borrower proposes to take with respect thereto, and, when known, any action taken or threatened by the Internal Revenue Service, the U.S. Department of Labor, or the Pension Benefit Guarantee Corporation. For purposes of this covenant, Borrower shall be deemed to have knowledge of all facts known by the fiduciaries of any plan of Borrower or any ERISA Affiliate.

          5.5.5. ENVIRONMENTAL MATTERS. Borrower shall: (a) exercise, and cause Subsidiary Bank to exercise, due diligence in order to comply with all Hazardous Materials Laws; (b) promptly advise Lender in writing and in reasonable detail of (i) any Condition or Release required to be reported to any Governmental Agency under any applicable Hazardous Materials Laws, (ii) any and all written communications with respect to Hazardous Materials Claims or any Condition or Release required to be reported to any Governmental Agency, (iii) any remedial action taken by Borrower or any other Person in response to (A) any Hazardous Material on, under or about any Property, the existence of which is reasonably likely to give rise to an Environmental Claim, or (B) any Environmental Claim that could reasonably be expected to have a material adverse effect on Borrower or any Subsidiary, (iv) Borrower's discovery of any occurrence or condition on any real property adjoining or in the vicinity of any Property that could cause such Property or any part thereof to be subject to any materially adverse restrictions on the ownership, occupancy, transferability or use thereof under any Hazardous Materials Law, and (v) any request for information from any Governmental Agency indicating that such agency has initiated an investigation as to whether Borrower or any Subsidiary may be potentially responsible for a Condition or Release or threatened Condition or Release of Hazardous Materials; (c) at its own expense, provide copies of such documents or information as Bank may reasonably request in relation to any matters disclosed pursuant to this Section 5.5.5; (d) promptly take any and all necessary remedial action in connection with any Condition or Release or threatened Condition or Release on, under or about any Property in order to comply with all applicable Hazardous Materials Laws. In the event Borrower or any Subsidiary undertakes any remedial action with respect to such Hazardous Material on, under or about any Property, Borrower or such Subsidiary shall conduct and complete such remedial action in compliance with all applicable Hazardous Materials Laws and in accordance with the policies, orders and directives of all Governmental Agencies. Borrower shall permit Lender, from time to time and in its sole and absolute discretion, to retain, at Borrower's expense, an independent professional consultant to review any report relating to Hazardous Materials prepared by or for Borrower or any Subsidiary, and at reasonable times and subject to reasonable conditions to conduct its own investigation of any Property, and Borrower agrees to use commercially reasonable efforts to obtain permission for Lender's professional consultant to conduct its own investigation of any Property and shall cause each Subsidiary to do the same. Borrower hereby grants to Lender, its agents, employees, consultants, and contractors the right to enter into or on to, at reasonable times, any Property to perform such tests on such Property as are reasonably necessary to conduct such investigation. Borrower shall promptly notify Lender of (1) any acquisition of stock, assets, or property by Borrower or Subsidiary Bank that reasonably could be expected to expose Borrower or Subsidiary Bank to, or result in, a Hazardous Materials Claim that could have a material adverse effect or that could be expected to have a material adverse effect on any governmental authorization, license, permit or approval then held by Borrower or Subsidiary Bank, and (2) any proposed action outside the normal course of business to be taken by Borrower or Subsidiary Bank to commence industrial or other operations that could subject Borrower or Subsidiary Bank to additional laws, rules or regulations, including, without limitation, laws, rules and regulations requiring additional environmental permits or licenses.

          5.5.6. ENVIRONMENTAL INDEMNITY. Borrower hereby agrees to defend, indemnify and hold harmless Lender, its directors, officers, employees, agents, successors and assigns (including, without limitation, any participants in the Loan) from and against any and all losses, damages, liabilities, claims, actions, judgments, court costs and legal or other expenses (including, without limitation, attorney's fees and expenses) which Lender may incur as a direct or indirect consequence of (a) any Hazardous Materials Claim or any other violation of a Hazardous Materials Law, or (b) the use, generation, manufacture, storage, disposal, threatened disposal, transportation or presence of Hazardous Materials in, on, under or about the Property or otherwise by the Borrower or any Subsidiary. Borrower's duty and obligations to defend, indemnify and hold harmless Lender shall survive the cancellation of the Notes, the Subordinated Debenture and any other Loan Documents.

          5.5.7. CORPORATE EXISTENCE. Borrower shall do or cause to be done all things necessary to maintain, preserve and renew its corporate existence and that of Subsidiary Bank and its and their rights and franchises, and comply with all related laws applicable to Borrower or Subsidiary Bank.

     5.6. LENDER EXPENSES. Whether or not any Loan is made, Borrower will (a) pay all reasonable costs and expenses of the Lender incident to the transactions contemplated by this Agreement including, without limitation, all costs and expenses incurred in connection with the preparation, negotiation and execution of the Loan Documents, or in connection with any modification, amendment, alteration, or the enforcement of this Agreement, the Notes, the Subordinated Debenture or the other Loan Documents, including, without limitation, the Lender's out-of-pocket expenses and the charges and disbursements to counsel retained by the Lender, and (b) pay and save the Lender and all other holders of the Notes and Subordinated Debenture harmless against any and all liability with respect to amounts payable as a result of (i) any taxes which may be determined to be payable in connection with the execution and delivery of this Agreement, the Notes, the Subordinated Debenture or the other Loan Documents or any modification, amendment or alteration of the terms or provisions of this Agreement, the Notes, the Subordinated Debenture or the other Loan Documents, (ii) any interest or penalties resulting from nonpayment or delay in payment of such expenses, charges, disbursements, liabilities or taxes, and (iii) any income taxes in respect of any reimbursement by Borrower for any of such violations, taxes, interests or penalties paid by the Lender. The obligations of the Borrower under this Section 5.6 shall survive the repayment in full of the Notes and the Subordinated Debenture. Any of the foregoing amounts incurred by the Lender and not paid by the Borrower upon demand shall bear interest from the date incurred at the rate of interest in effect or announced by Lender from time to time as its Base Rate plus 6% per annum and shall be deemed part of the Borrower's Liabilities hereunder.

     5.7. SUBORDINATED DEBT. If the Subordinated Debt ceases to be deemed to be Tier 2 Capital other than due to the limitation imposed by the second sentence of 12 C.F.R. ss.250.166(e), which limits the capital treatment of subordinated debt during the five years immediately preceding the maturity date of the subordinated debt, Borrower shall: (a) immediately notify Lender; and (b) immediately upon request of Lender execute and deliver all such agreements (including, without limitation, pledge agreements and replacement notes) as Lender may reasonably request in order to restructure the obligations evidenced by the Subordinated Debt as a senior secured obligation of Borrower.

     5.8. INSPECTION RIGHTS. Borrower shall permit and cause Subsidiary Bank to permit Lender, at Borrower's expense, through Lender's employees, attorneys, accountants or other agents, to inspect any of the properties, corporate books and financial books and records of Borrower and Subsidiary Bank at such times as Lender reasonably may request; provided, however, if no Potential Event of Default or Event of Default shall have occurred, such inspections shall be conducted at Lender's expense and limited to not more than two times in any calendar year.

6. REPORTING. Borrower shall furnish and deliver to Lender:

     6.1. ANNUAL. As soon as available, but in any event not more than 90 days after the close of each fiscal year of Borrower, or within such further time as Lender may permit, consolidated and consolidating audited financial statements for Borrower and Subsidiary Bank, including a balance sheet and related profit and loss statement, prepared in accordance with GAAP consistently applied throughout the periods reflected therein by Borrower's Accountant or other independent certified public accountants acceptable to Lender, who shall give their unqualified opinion with respect thereto.

     6.2. QUARTERLY. As soon as available, but in any event not more than 45 days after the close of each quarterly period of each fiscal year of Borrower, or within such further time as Lender may permit, (a) the call reports filed by Subsidiary Bank with state or federal bank regulatory agencies, and (b) Forms FRY-9C filed by Borrower with federal bank regulatory agencies.

     6.3. SECURITIES FILINGS. As soon as practicable, but in any event not more than 3 Business Days after any such filings shall be made with the SEC or any exchange or market on which the capital stock of Borrower may be traded, all reports or other filings made by the Borrower on Forms 10-K and 10-Q and current reports on Form 8-K.

     6.4. COMPLIANCE CERTIFICATE. Borrower shall furnish Lender, at the same time as the quarterly financial reports referred to in Section 6.2, a quarterly compliance certificate in the form attached as Exhibit H hereto, which certificate shall state that (a) Borrower is in compliance in all material respects with all covenants contained in this Agreement, (b) that no Potential Event of Default or Event of Default has occurred or is continuing, or, if there is any such event, describing such event, the steps, if any, that are being taken to cure it, and the time within which such cure will occur and (c) all representations and warranties made by Borrower herein continue to be true as of the date of such certificate. Such quarterly compliance certificate shall be signed by the Chief Executive Officer, President or Chief Financial Officer of Borrower and shall also contain, in a form and with such specificity as is reasonably satisfactory to

Lender, such additional information as Lender shall have reasonably requested by Borrower prior to the submission thereof.

     6.5. COPIES OF OTHER REPORTS AND CORRESPONDENCE. To the extent permitted by law, promptly after same are available, copies of each annual report, proxy or financial statement or other report or communication sent by Borrower or Subsidiary Bank to the stockholders of Borrower, and copies of all annual, regular, periodic and special reports and registration statements which Borrower or Subsidiary Bank may file or be required to file with any federal or state banking regulatory agency or any other Governmental Agency or with any securities exchange, and each call report and Uniform Bank (and Bank Holding Company) Performance Report with respect to Borrower. Promptly upon receipt thereof, one copy of each written audit report submitted to Borrower by Borrower's Accountant.

     6.6. PROCEEDINGS. Unless expressly prohibited by law, immediately after receiving knowledge thereof, notice in writing of all charges, assessments, actions, suits and proceedings (as well as notice of the outcome of any such charges, assessments, actions, suits and proceedings) that are initiated by, or brought before, any court or Governmental Agency, in connection with Borrower or Subsidiary Bank, other than ordinary course of business litigation not involving the FRB, the FDIC or the ICB, which, if adversely decided, would not have a material adverse effect on the financial condition or operations of Borrower or Subsidiary Bank.

     6.7. EVENT OF DEFAULT; MATERIAL ADVERSE CHANGE. Promptly after the occurrence thereof, notice of any other matter which has resulted in, or could reasonably be expected to result in, a Potential Event of Default, an Event of Default or a materially adverse change in the financial condition, business or operations of Borrower or Subsidiary Bank.

     6.8. ISSUANCE OF BORROWER CAPITAL STOCK. An amended Section 4.1.2 of the Disclosure Schedule in the event that Borrower issues any capital stock as provided in Section 4.1.2.

     6.9. OTHER INFORMATION REQUESTED BY LENDER. Unless expressly prohibited by law, such other information concerning the business, operations, financial condition and regulatory status of Borrower or Subsidiary Bank as Lender may from time to time reasonably request, so long as such information is not confidential and related to a customer of Borrower or Subsidiary Bank.

7. FINANCIAL COVENANTS.

     7.1. CAPITALIZATION. Borrower (on a consolidated basis) shall maintain and cause Subsidiary Bank to maintain such capital as may be necessary to cause (a) Borrower to be classified as "adequately capitalized" and (b) Subsidiary Bank to be classified as "well capitalized," each in accordance with the rules and regulations of its primary federal regulator, as in effect from time to time and consistent with the financial information and reports contemplated in Section 6 hereof.

     7.2. TIER 1 CAPITAL. Borrower shall cause the amount of the Tier 1 Capital of Subsidiary Bank to be not less than $150,000,000 at all times. For the purposes of this Agreement, "TIER 1 CAPITAL" shall have the definition provided in, and shall be determined in accordance with, the rules and regulations of the primary federal regulator of Subsidiary Bank, as in effect from time to time, and shall be consistent with the financial information and reports contemplated in Section 6 hereof.

     7.3. MINIMUM RETURN ON AVERAGE ASSETS. Borrower shall cause Subsidiary Bank to maintain on an annualized basis, an annual return on Average Total Assets of greater than 0.70%. This covenant shall be calculated beginning with the quarter ended December 31, 2002. For purposes of this Agreement, "AVERAGE TOTAL ASSETS" shall have the definition provided in, and shall be determined in accordance with, the rules and regulations of the primary federal regulator of Subsidiary Bank, as in effect from time to time, and shall be consistent with the financial information and reports contemplated in Section 6 hereof.

     7.4. NON-PERFORMING ASSET RATIO. Borrower shall cause Subsidiary Bank to maintain its ratio of (a) Nonperforming Assets to (b) the sum of Tier 1 Capital plus the Reserve for Loan and Lease Losses to be less than 25% at all times, measured quarterly and derived from the applicable call reports of Subsidiary Bank filed with its primary federal regulator, which shall be consistent with the financial information and reports contemplated in Section 6 hereof. For purposes of this Agreement, "NONPERFORMING ASSETS" shall mean the sum of all other real estate owned and repossessed assets, non-accrual loans, restructured loans and loans on which any payment is 90 or more days past due but which continue to accrue interest and "RESERVE FOR LOAN AND LEASE LOSSES" shall mean the amount set forth in the call reports of Subsidiary Bank, which shall be consistent with the financial information and reports contemplated in Section 6 hereof.

     7.5. LOSS RESERVES. Borrower shall cause Subsidiary Bank to maintain its Reserve for Loan and Lease Losses at an amount that exceeds an amount equal to 100% of its Nonperforming Loans at all times, measured quarterly and derived from the call reports of Subsidiary Bank filed with its primary federal regulator, which shall be consistent with the financial information and reports contemplated in Section 6 hereof. For purposes of this Section 7.5 "NONPERFORMING LOANS" shall mean the sum of all non-accrual loans, restructured loans and loans on which any payment is 90 or more days past due but which continue to accrue interest and shall be consistent with the call reports of Subsidiary Bank and the financial information and reports contemplated in
Section 6 hereof.

     7.6. DEBT TO EQUITY. Borrower (on a non-consolidated, parent-company-only basis) shall maintain its ratio of (a) Indebtedness (on a non-consolidated, parent-company-only basis) minus the portion of trust preferred securities (which are reflected on Borrower's balance sheet as "Guaranteed preferred beneficial interest in the 9 3/4% junior subordinated debentures due 2032 of Taylor Capital Group, Inc.") that qualify and are included in Borrower's Tier 1 Capital to (b) stockholder's equity (on a non-consolidated, parent-company-only basis, as determined in accordance with GAAP) at no more than 30% at all times, measured quarterly and derived from the financial statements filed by Borrower with its primary federal regulator, which are consistent with the financial information and reports contemplated in Section 6 hereof.

8. BORROWER'S DEFAULT.

     8.1. BORROWER'S DEFAULTS AND LENDER'S REMEDIES.


          8.1.1. EVENTS OF DEFAULT. Each of the following shall constitute an "Event of Default" under this Agreement:

               8.1.1.1. Borrower fails to pay, when due, any principal of or installment of interest on any Note; or

               8.1.1.2. Borrower fails to pay, when due, the Loan Fee or any other amount payable under this Agreement (other than principal or interest), and such failure continues for a period of five Business Days after notice thereof from Lender to Borrower; or

               8.1.1.3. Borrower fails to keep or perform any of its agreements, undertakings, obligations, covenants or conditions under this Agreement not expressly referred to in another clause of this Section and such failure continues for a period of ten days after notice thereof from Lender to Borrower; or

               8.1.1.4. Any "Event of Default" or "Default" as defined under, or a default or breach in any respect by Borrower of any representation, warranty, covenant or agreement under, any of the Loan Documents (including, without limitation, any Collateral Document) occurs; or

               8.1.1.5. Any representation, warranty or certification made in this Agreement by Borrower or otherwise made in writing in connection with or as contemplated by this Agreement or any of the other Loan Documents by Borrower shall be or become materially incorrect or false, or any representation to Lender by Borrower as to the financial condition or credit standing of Borrower is or proves to be false or misleading; or

               8.1.1.6. The dissolution of Borrower, or the failure of (a) Jeffrey W. Taylor to be the chief executive officer of Borrower and the chairman of the board of Subsidiary Bank or (b) Bruce W. Taylor to be the president of Borrower and the president and chief executive officer of Subsidiary Bank; or

               8.1.1.7. The execution by Borrower of any secondary or additional financing agreements or arrangements of any kind whatsoever secured, in whole or in part, by all or any part of or interest in any Collateral; or

               8.1.1.8. There occurs, in the reasonable opinion of Lender, a material adverse change in the financial condition of Borrower; or

               8.1.1.9. Any order or decree is entered by any court of competent jurisdiction directly or indirectly enjoining or prohibiting Lender or Borrower from performing any of their obligations under this Agreement or any of the Loan Documents, and such order or decree is not vacated, and the proceedings out of which such order or decree arose are not dismissed, within 60 days after the granting of such decree or order; or

               8.1.1.10. The filing of formal charges by any governmental or quasi-governmental entity, including, without limitation, the issuance of an indictment, under a RICO Related Law against Borrower or any Affiliate of Borrower; or

               8.1.1.11. Final judgment or judgments for the payment of money is or are outstanding against any Borrower or against any of their property or assets in any single case in excess of $500,000 and in an aggregate amount in excess of $2,500,000, and any one of such judgments has remained unpaid, unvacated, unbonded or unstayed by appeal or otherwise for a period of 30 days from the date of its entry; or

               8.1.1.12. The FRB, the FDIC, the ICB or other Governmental Agency notification charged with the regulation of bank holding companies or depository institutions: (a) issues to Borrower or Subsidiary Bank, or initiates any action, suit or proceeding to obtain against, impose on or require from Borrower or Subsidiary Bank, a cease and desist order or similar regulatory order, the assessment of civil monetary penalties, articles of agreement, a memorandum of understanding, a capital directive, a capital restoration plan, restrictions that prevent or as a practical matter impair the payment of dividends by Subsidiary Bank or the payments of any debt by Borrower, restrictions that make the payment of the dividends by Subsidiary Bank or the payment of debt by Borrower subject to prior regulatory approval, a notice or finding under Section 8(a) of the FDI Act, or any similar enforcement action, measure or proceeding; or (b) proposes or issues to any executive officer or director of Borrower or Subsidiary Bank, or initiates any action, suit or proceeding to obtain against, impose on or require from any such officer or director, a cease and desist order or similar regulatory order, a removal order or suspension order, or the assessment of civil monetary penalties; or

               8.1.1.13. Subsidiary Bank is notified that it is considered an institution in "troubled condition" within the meaning of 12 U.S.C. Section 1831i and the regulations promulgated thereunder, or if a conservator or receiver is appointed for Subsidiary Bank; or

               8.1.1.14. Borrower or Subsidiary Bank becomes insolvent or is unable to pay its debts as they mature; or makes an assignment for the benefit of creditors or admits in writing its inability to pay its debts as they mature; or suspends transaction of its usual business; or if a trustee of any substantial part of the assets of Borrower or Subsidiary Bank is applied for or appointed, and if appointed in a proceeding brought against Borrower, Borrower by any action or failure to act indicates its approval of, consent to, or acquiescence in such appointment, or within 30 days after such appointment, such appointment is not vacated or stayed on appeal or otherwise, or shall not otherwise have ceased to continue in effect; or

               8.1.1.15. Any proceedings involving Borrower or Subsidiary Bank are commenced by or against Borrower or Subsidiary Bank under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law or statute of the federal government or any state government and, with respect to Borrower only, if such proceedings are instituted against Borrower, Borrower by any action or failure to act indicates its approval of, consent to or acquiescence therein, or an order shall be entered approving the petition in such proceedings and within 30 days after the entry thereof such order is not vacated or stayed on appeal or otherwise, or shall not otherwise have ceased to continue in effect; or

               8.1.1.16. Borrower applies for, consents to or acquiesces in the appointment of a trustee, receiver, conservator or liquidator for itself under Chapter 7 or Chapter 11 of the Bankruptcy Code (the "CODE Provisions"), or in the absence of such application, consent or acquiescence, a trustee, conservator, receiver or liquidator is appointed for Borrower under the Code Provisions, and is not discharged within 30 days, or any bankruptcy, reorganization, debt arrangement or other proceeding or any dissolution, liquidation, or conservatorship proceeding is instituted by or against Borrower under the Code Provisions, and if instituted against Borrower, is consented or acquiesced in by it or remains for 30 days undismissed, or if Borrower is enjoined, restrained or in any way prevented from conducting all or any material part of its business under the Code Provisions; or

               8.1.1.17. Subsidiary Bank applies for, consents to or acquiesces in the appointment of a receiver for itself, or in the absence of such application, consent or acquiescence, a receiver is appointed for Subsidiary Bank, and is not discharged within 30 days; or

               8.1.1.18. Fifteen days after notice thereof, Borrower or Subsidiary Bank continues to be in default in any payment of principal or interest for any other obligation or in the performance of any other term, condition or covenant contained in any agreement (including, without limitation, an agreement in connection with the acquisition of capital equipment on a title retention or net lease basis), involving a sum in excess of $250,000 for any single default and $500,000 for all of such ongoing defaults under any and all agreements, under which any such obligation is created the effect of which default is to cause the holder of such obligation to cause such obligation to become due prior to its stated maturity; or

               8.1.1.19. The Pledged Stock (as defined in the Pledge Agreement) is attached, seized, subjected to a writ of distress warrant, or is levied upon or becomes subject to any lien, claim, security interest or other encumbrance of any kind, or comes within the possession of any receiver, trustee, custodian or assignee for the benefit of creditors; or

               8.1.1.20. Subsidiary Bank applies for, consents to or acquiesces in the appointment of a receiver for itself, or in the absence of such application, consent or acquiescence, a receiver is appointed for Subsidiary Bank;

               8.1.1.21. Iris Tark Taylor, Jeffrey W. Taylor, Bruce W. Taylor and Cindy Taylor Bleil (collectively, the "Taylor Family") fail, in the aggregate, to beneficially own (within the meaning of Rule 13d-3 promulgated under the Exchange Act) more than 50% of the capital stock of Borrower and more than 50% of the voting stock of Borrower, in each case as may be outstanding from time to time, or any Person beneficially owns (within the meaning of Rule 13d-3 promulgated under the Exchange Act) more shares of capital stock of Borrower or more shares of voting stock of Borrower, in each case as may be outstanding from time to time, than the Taylor Family; or

               8.1.1.22. The Junior Subordinated Debentures are no longer junior and subordinate in all respects to the Loans.

          8.1.2. LENDER'S REMEDIES. Subject to Section 8.6, upon the occurrence of any Event of Default, Lender shall have the right, if such Event of Default shall then be continuing, in addition to all the remedies conferred upon Lender by law or equity or the terms of any Loan Document, to do any or all of the following, concurrently or successively, without notice to Borrower:

               8.1.2.1. Declare the Notes to be, and it shall thereupon become, immediately due and payable without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived, anything contained herein or in any Note to the contrary notwithstanding; or

               8.1.2.2. Terminate Lender's obligations under this Agreement to extend credit of any kind or to make any disbursement, whereupon the commitment and obligation of Lender to extend credit or to make disbursements hereunder shall terminate; or

               8.1.2.3. Exercise all of its rights and remedies at law, in equity and/or pursuant to any or all Collateral Documents, including foreclosing on the Collateral.

Borrower shall pay to Lender, upon demand, all expenses (including, without limitation, attorneys' fees and expenses) of obtaining such judgment or decree or of otherwise seeking to enforce its rights under this Agreement or any of the other Loan Documents or other related documents; and all such expenses, as determined by Lender in its sole and absolute discretion, shall, until paid, be secured by the Loan Documents and shall bear interest at the Default Rate described in the Note.

     8.2. PROTECTIVE ADVANCES. If an Event of Default occurs, Lender may (but shall in no event be required to) cure any such Event of Default and any amounts expended by Lender in so doing, as determined by Lender in its sole and absolute discretion, shall (a) be deemed advanced by Lender under an obligation to do so regardless of the identity of the person or persons to whom such funds are furnished, (b) constitute additional advances hereunder, the payment of which is additional indebtedness evidenced by the Note, and (c) become due and owing, at Lender's demand, with interest accruing from the date of disbursement thereof until fully paid at the Default Rate.

     8.3. OTHER REMEDIES. If any Event of Default shall occur and be continuing, Lender may, in addition to any other rights and remedies hereunder, exercise any and all remedies provided in any of the other Loan Documents and other related documents.

     8.4. NO LENDER LIABILITY. To the extent permitted by law, Lender shall have no liability for any loss, damage, injury, cost or expense resulting from any action or omission by it, or any of its representatives, which was taken, omitted or made in good faith.

     8.5. LENDER'S FEES AND EXPENSES. In case of any Event of Default hereunder, Borrower shall pay Lender's fees and expenses including, without limitation, attorneys' fees and expenses, in connection with the enforcement of this Agreement or any of the other Loan Documents or other related documents.

     8.6. LIMITATION ON REMEDIES WITH RESPECT TO SUBORDINATED DEBT. If an Event of Default under Sections 8.1.1.16 or 8.1.1.17 shall occur, Lender may declare the Subordinated Debenture and any other amounts due Lender hereunder immediately due and payable, whereupon the Subordinated Debenture and such other amounts payable hereunder shall immediately become due and payable, without presentment, demand, protest or notice of any kind. If Borrower receives a written notification from the FRB that the Subordinated Debenture no longer constitutes Tier 2 Capital of Borrower (the "Federal Reserve Notice"), other than due to the limitation imposed by the second sentence of 12 C.F.R. ss.250.166(e), which limits the capital treatment of subordinated debt during the five years immediately preceding the maturity date of the subordinated debt, and if thereafter any Event of Default shall occur under Section 8.1, Lender may declare the Subordinated Debenture and any other amounts due Lender hereunder immediately due and payable, whereupon the Subordinated Debenture and such other amounts payable hereunder shall immediately become due and payable, without presentment, demand, protest or notice of any kind. Upon the occurrence of an Event of Default, it is specifically understood and agreed that, notwithstanding the curing of such Event of Default, Borrower shall not be released from any of its covenants hereunder unless and until the Subordinated Debenture is paid in full. Upon the occurrence of an Event of Default without notice by Lender to or demand by Lender of Borrower, Lender shall have no further obligation to and may then forthwith cease advancing monies or extending credit to or for the benefit of Borrower under this Agreement and the other Loan Documents. The parties agree that until the earlier of the Subordinated Debt Maturity Date or the delivery of a Federal Reserve Notice, Lender may only enforce Borrower's obligations under the Subordinated Debt (a) if Borrower fails to pay interest when due on the Subordinated Debenture, in which case Lender may pursue Borrower for such interest, (b) if Borrower fails to comply with any of the covenants set forth in Section 5 (other than Sections 5.2.3(a) and 5.2.4), in which case Lender may pursue Borrower to ensure that Borrower complies with such covenants, or (c) if an Event of Default occurs under Sections 8.1.1.16 or 8.1.1.17, in which case the first sentence of this Section 8.6 shall govern.

9. MISCELLANEOUS.

     9.1. RELEASE; INDEMNIFICATION. Borrower hereby releases Lender from any and all causes of action, claims or rights which the Borrower may now or hereafter have for, or which may arise from, any loss or damage caused by or resulting from (a) any failure of Lender to protect, enforce or collect in whole or in part any of the Collateral and (b) any other act or omission to act on the part of Lender, its officers, agents or employees, except in each instance for willful misconduct and gross negligence. Borrower shall indemnify, defend and hold Lender and its Affiliates harmless from and against any and all losses, liabilities, obligations, penalties, claims, fines, demands, litigation, defenses, costs, judgments, suits, proceedings, actual damages, disbursements or expenses of any kind or nature whatsoever (including, without limitation, attorneys' fees and expenses) which may at any time be either directly or indirectly imposed upon, incurred by or asserted or awarded against Lender or any of Lender's Affiliates in connection with, arising from or relating to Lender's entering into or carrying out the terms of this Agreement or being the holder of any Note, other than any loss, liability, damage, suit, claim, expense, fees or costs arising solely by reason of Lender's or any of Lender's Affiliates' willful misconduct or gross negligence.

     9.2. ASSIGNMENT AND PARTICIPATION. Lender may pledge or otherwise hypothecate all or any portion of this Agreement or grant participations herein (provided Lender acts as agent for any participants, except as provided below, and, provided, further, Lender retains at least $5,500,000 of the Loans at all times), or in any of its rights and security hereunder, including, without limitation, the Note. Lender may, with the written consent of Borrower, which consent shall not be unreasonably withheld, conditioned or delayed, also assign all or any part of any Loan and Lender's obligations in connection therewith to one or more commercial banks or other financial institutions or investors (each an "ASSIGNEE LENDER"). Upon delivery to Borrower of an executed copy of the Assignee Lender's assignment and acceptance (a) each such Assignee Lender shall be deemed to be a party hereto and, to the extent that rights and obligations hereunder have been assigned and delegated to such Assignee Lender, such Assignee Lender shall have the rights and obligations of Lender hereunder and under the other Loan Documents and other related documents (b) Lender, to the extent that rights and obligations hereunder have been assigned and delegated by it, shall be released from its obligations hereunder and under the other Loan Documents (including, without limitation, the obligation to fund the Assignee Lender's share of the Loans) and other related documents. Within five Business Days after receipt of a copy of the executed assignment and acceptance document, Borrower shall execute and deliver to Lender a new Note or Notes, as applicable (for delivery to the relevant Assignee Lender), evidencing such Assignee Lender's assigned portion of the Loans and a replacement Note or Notes, as applicable, in the principal amount of the Loans retained by Lender (such Note to be in exchange for, but not in payment of, the Note then held by Lender). Such Note shall be dated the date of the predecessor Note. Lender shall mark the predecessor Note "exchanged" and deliver it to Borrower. Accrued interest on that part of the predecessor Note evidenced by the new Note, and accrued fees, shall be paid as provided in the assignment agreement between Lender and to the Assignee Lender. Accrued interest on that part of the predecessor Note evidenced by the replacement Note shall be paid to Lender. Accrued interest and accrued fees shall be so apportioned between the Note and paid at the same time or times provided in the predecessor Note and in this Agreement. Borrower authorizes Lender to disclose to any prospective

Assignee Lender any financial or other information pertaining to Borrower or the Loans. In addition, Borrower agrees that, if so requested by Lender, Borrower will cause all insurance policies, binders and commitments (including, without limitation, casualty insurance and title insurance) required by the Loan Documents or other related documents to be delivered to Lender to name the Assignee Lender as an additional insured or obligee, as Lender may request. Anything in this Agreement to the contrary notwithstanding, and without the need to comply with any of the formal or procedural requirements of this Agreement, including this Section 9.2, Lender may at any time and from time to time pledge and assign all or any portion of its rights under all or any of the Loan Documents and other related documents to a Federal Reserve Bank; provided that no such pledge or assignment shall release Lender from its obligations thereunder.

     9.3. PROHIBITION ON ASSIGNMENT. Borrower shall not assign or attempt to assign its rights under this Agreement, either voluntarily or by operation of law.

     9.4. TIME OF THE ESSENCE. Time is of the essence of this Agreement.

     9.5. NO WAIVER. No waiver of any term, provision, condition, covenant or agreement herein contained shall be effective unless set forth in a writing signed by Lender, and any such waiver shall be effective only to the extent set forth in such writing. No failure to exercise or delay in exercising, by Lender or any holder of the Note, of any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege preclude any other or further exercise thereof, or the exercise of any other right or remedy provided by law. The rights and remedies provided in this Agreement are cumulative and not exclusive of any right or remedy provided by law or equity. No notice or demand on Borrower in any case shall, in itself, entitle Borrower to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of Lender to any other or further action in any circumstances without notice or demand. No consent or waiver, expressed or implied, by Lender to or of any breach or default by Borrower in the performance of its obligations hereunder shall be deemed or construed to be a consent or waiver to or of any other breach or default in the performance of the same or any other obligations of Borrower hereunder. Failure on the part of Lender to complain of any acts or failure to act or to declare an Event of Default, irrespective of how long such failure continues, shall not constitute a waiver by Lender of its rights hereunder or impair any rights, powers or remedies on account of any breach or default by Borrower.

     9.6. SEVERABILITY. Any provision of this Agreement which is unenforceable or invalid or contrary to law, or the inclusion of which would adversely affect the validity, legality or enforcement of this Agreement, shall be of no effect and, in such case, all the remaining terms and provisions of this Agreement shall subsist and be fully effective according to the tenor of this Agreement the same as though any such invalid portion had never been included herein. Notwithstanding any of the foregoing to the contrary, if any provisions of this Agreement or the application thereof are held invalid or unenforceable only as to particular persons or situations, the remainder of this Agreement, and the application of such provision to persons or situations other than those to which it shall have been held invalid or unenforceable, shall not be affected thereby, but shall continue valid and enforceable to the fullest extent permitted by law.

     9.7. USURY; REVIVAL OF LIABILITIES. All agreements between Borrower and Lender (including, without limitation, this Agreement and any other Loan Documents) are expressly limited so that in no event whatsoever shall the amount paid or agreed to be paid to Lender exceed the highest lawful rate of interest permissible under the laws of the State of Illinois. If, from any circumstances whatsoever, fulfillment of any provision hereof or of any other Loan Documents, at the time performance of such provision shall be due, shall involve exceeding the limit of validity prescribed by law which a court of competent jurisdiction may deem applicable hereto, then, ipso facto, the obligation to be fulfilled shall be reduced to the highest lawful rate of interest permissible under the laws of the State of Illinois, and if for any reason whatsoever, Lender shall ever receive as interest an amount which would be deemed unlawful, such interest shall be applied to the payment of the last maturing installment or installments of the indebtedness secured by the Collateral (whether or not then due and payable) and not to the payment of interest. To the extent that the Lender received any payment on account of the Borrower's Liabilities and any such payment(s) and/or proceeds or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, subordinated and/or required to be repaid to a trustee, receiver or any other Person under any bankruptcy act, state or federal law, common law or equitable cause, then to that of such payment(s) or proceeds received, the Borrower's Liabilities or part thereof intended to be satisfied shall be revived and continue in full force and effect, as if such payment(s) and/or proceeds had not been received by Lender and applied on account of the Borrower's Liabilities; provided, however, if Lender successfully contests an such invalidation, declaration, set aside, subordination or other order to pay any such payment and/or proceeds to any third party, the revived Borrower's Liabilities shall be deemed satisfied.

     9.8. NOTICES. Any notice which either party hereto may be required or may desire to give hereunder shall be deemed to have been given if in writing and if delivered personally, or if mailed, postage prepaid, by United States registered or certified mail, return receipt requested, or if delivered by a responsible overnight courier, addressed:

     if to Borrower:         Taylor Capital Group, Inc.
                             350 East Dundee Road, Suite 300
                             Wheeling, Illinois 60090
                             Attn: Mr. J. Christopher Alstrin
                             Telephone No.: (847) 808-6297
                             Fax No.: (847) 537-7627
                             E-Mail Address: calstrin@coletaylor.com

     if to Lender:           LaSalle Bank National Association
                             135 South LaSalle Street
                             Chicago, Illinois 60603
                             Attn: Mr. Charles J. Griffin
                             Telephone No.: (312) 904-2624
                             Fax No.: (312) 904-6352
                             E-Mail Address: chuck.griffin@abnamro.com

or to such other address or addresses as the party to be given notice may have furnished in writing to the party seeking or desiring to give notice, as a place for the giving of notice, provided that no change in address shall be effective until seven days after being given to the other party in the manner provided for above. Any notice given in accordance with the foregoing shall be deemed given when delivered personally or, if mailed, five Business Days after it shall have been deposited in the United States mails as aforesaid or, if sent by overnight courier, the Business Day following the date of delivery to such courier.

     9.9. SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of the parties and their respective heirs, legal representatives, successors and assigns except that, unless Lender consents in writing, no assignment made by Borrower in violation of this Agreement shall confer any rights on any assignee of Borrower.

     9.10. NO JOINT VENTURE. Nothing contained herein or in any document executed pursuant hereto and no action or inaction whatsoever on the part of Lender, shall be deemed to make Lender a partner or joint venturer with Borrower.

     9.11. BROKERAGE COMMISSIONS. Borrower shall indemnify, defend and hold Lender and its Affiliates harmless from and against any and all losses, liabilities, obligations, penalties, claims, fines, lost profits, demands, litigation, defenses, costs, judgments, suits, proceedings, damages, disbursements or expenses of any kind or nature whatsoever (including, without limitation, attorneys' fees and expenses), consequential or otherwise, which may at any time be either directly or indirectly imposed upon, incurred by or asserted or awarded against Lender or any of its Affiliates in connection with, arising out of or relating to any claim of a broker's or finder's fee against Lender or any person or entity in connection with the transaction herein contemplated arising out of or relating to Borrower's or Lender's action or inaction.

     9.12. PUBLICITY. Neither Borrower nor Lender shall publicize any Loan without the prior written consent of the other party.

     9.13. DOCUMENTATION. All documents and other matters required by any of the provisions of this Agreement to be submitted or furnished to Lender shall be in form and substance satisfactory to Lender.

     9.14. ADDITIONAL ASSURANCES. Borrower agrees that, at any time or from time to time, upon the written request of Lender, it will execute all such further documents and do all such other acts and things as Lender may reasonably request to effectuate the transaction herein contemplated.

     9.15. ENTIRE AGREEMENT. This Agreement and the Exhibits hereto constitute the entire agreement between the parties hereto with respect to the subject matter hereof and may not be modified or amended in any manner other than by supplemental written agreement executed by the parties hereto.

     9.16. CHOICE OF LAW. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Illinois. Nothing herein shall be deemed to limit any rights, powers or privileges which Lender may have pursuant to any law of the United States of America or any rule, regulation or order of any department or agency thereof and nothing herein shall be deemed to make unlawful any transaction or conduct by Lender which is lawful pursuant to, or which is permitted by, any of the foregoing.

     9.17. FORUM; AGENT; VENUE. To induce Lender to accept this Agreement and the other Loan Documents, Borrower irrevocably agrees that all actions or proceedings in any way, manner, or respect, arising out of or from or related to this Agreement or the other Loan Documents shall be litigated only in courts having suits within Chicago, Illinois. Borrower hereby consents and submits to the jurisdiction of any local, state, or federal court located within said city. Borrower hereby irrevocably appoints and designates J. Christopher Alstrin, the chief financial officer of Borrower, whose business address is 350 East Dundee Road, Suite 300, Wheeling, Illinois 60090, or any other person having and maintaining a place of business in such State, whom Borrower may from time to time hereafter designate (having give five days' written notice thereof to Lender) as Borrower's true and lawful attorney and duly authorized agent for acceptance of service of legal process. Borrower agrees that service of such process upon such person shall constitute personal service of such process upon Borrower. Borrower hereby waives any right it may have to transfer or change the venue of any litigation brought against Borrower by Lender.

     9.18. NO THIRD PARTY BENEFICIARY. This Agreement is made for the sole benefit of Borrower and Lender, and no other person shall be deemed to have any privity of contract hereunder nor any right to rely hereon to any extent or for any purpose whatsoever, nor shall any other person have any right of action of any kind hereon or be deemed to be a third party beneficiary hereunder.

     9.19. LEGAL TENDER OF UNITED STATES. All payments hereunder shall be made in coin or currency which at the time of payment is legal tender in the United States of America for public and private debts.

     9.20. DEFINITIONS; CAPTIONS; COUNTERPARTS. With respect to any reference in this Agreement to any defined term, (a) if such defined term refers to a person, or a trust, corporation, partnership or other entity, then it shall also mean all heirs, legal representatives, successors and assigns of such person or entity, and (b) if such defined term refers to a document, instrument or agreement, then it shall also include any replacement, extension or other modification thereof. Captions contained in this Agreement in no way define, limit or extend the scope or intent of their respective provisions. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

     9.21. KNOWLEDGE; DISCRETION. All references herein to a party's best knowledge shall be deemed to mean the best knowledge of such party based on commercially reasonable inquiry. All references herein to Borrower's knowledge shall be deemed to refer to the knowledge of Borrower and each Subsidiary. Unless specified to the contrary herein, all references herein to an exercise of discretion or judgment by Lender, to the making of a determination or designation by Lender, to the application of Lender's discretion or opinion, to the granting or withholding of Lender's consent or approval, to the consideration of whether a matter or thing is satisfactory or acceptable to Lender, or otherwise involving the decision making of Lender, shall be deemed to mean that Lender shall decide unilaterally using its sole and absolute discretion or judgment.

     9.22. WAIVER OF RIGHT TO JURY TRIAL. BORROWER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT THAT IT MAY HAVE TO A TRIAL BY JURY IN ANY LITIGATION ARISING IN ANY WAY IN CONNECTION WITH THIS AGREEMENT, THE NOTE OR ANY OF THE OTHER LOAN DOCUMENTS, OR ANY OTHER STATEMENTS OR ACTIONS OF BORROWER OR LENDER. BORROWER ACKNOWLEDGES THAT IT HAS BEEN REPRESENTED IN THE SIGNING OF THIS AGREEMENT AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL SELECTED OF ITS OWN FREE WILL, AND THAT IT HAS DISCUSSED THIS WAIVER WITH SUCH LEGAL COUNSEL. BORROWER FURTHER ACKNOWLEDGES THAT (a) IT HAS READ AND UNDERSTANDS THE MEANING AND RAMIFICATIONS OF THIS WAIVER, (b) THIS WAIVER HAS BEEN REVIEWED BY BORROWER AND BORROWER'S COUNSEL AND IS A MATERIAL INDUCEMENT FOR LENDER TO ENTER INTO THE AGREEMENT AND THE OTHER LOAN DOCUMENTS (c) THIS WAIVER SHALL BE EFFECTIVE AS TO EACH OF SUCH OTHER LOAN DOCUMENTS AS IF FULLY INCORPORATED THEREIN.


                [THE REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the date first above written.

                                       TAYLOR CAPITAL GROUP, INC.


                                       By: /s/ Bruce W. Taylor
                                           -----------------------------
                                            Name: Bruce W. Taylor
                                            Title: President



                                       LASALLE BANK NATIONAL ASSOCIATION


                                       By: /s/ Charles J. Griffin
                                           -----------------------------
                                           Name: Charles J. Griffin
                                           Title: Vice President

                                    EXHIBIT A

                                FORM OF TERM NOTE

$500,000.00                                                    Chicago, Illinois
                                                               November 27, 2002


     FOR VALUE RECEIVED, the undersigned, TAYLOR CAPITAL GROUP, INC., a Delaware corporation ("BORROWER"), promises to pay to the order of LASALLE BANK NATIONAL ASSOCIATION, a national banking association, or the holder hereof from time to time ("LENDER"), at such place as may be designated in writing by Lender, the principal sum of FIVE HUNDRED THOUSAND AND NO/100THS DOLLARS ($500,000.00), with interest thereon as hereinafter provided. This note (this "NOTE") is issued pursuant to the terms of a Loan and Subordinated Debenture Purchase Agreement of even date herewith by and between Borrower and Lender (said Loan and Subordinated Debenture Purchase Agreement together with the Agreed Upon Terms and Procedures, as each may be amended, restated, supplemented or modified from time to time, is referred to hereinafter as the "LOAN AGREEMENT"). All capitalized terms used but not defined herein shall have the respective meanings ascribed to them in the Loan Agreement.

     Interest shall accrue on all sums as advanced and outstanding from time to time under this Note and Loan Agreement as set forth in the Loan Agreement, and such interest shall be due and payable on the 27th day of each February, May, August and November as set forth in the Loan Agreement, commencing February 27, 2003. All sums owing hereunder are payable in lawful money of the United States of America, in immediately available funds.

     The outstanding principal balance of this Note, together with all accrued and unpaid interest, shall be due and payable on the Term Loan Maturity Date. Additional principal payments shall be made in accordance with the provisions of the Loan Agreement.

     This Note is issued pursuant to the terms of the Loan Agreement and is secured by and entitled to the benefits of, among other things, the Collateral Documents. In case an Event of Default (as defined under any of the Loan Agreement, the Collateral Documents, or other Loan Document) shall occur and be continuing (any of the foregoing being a "EVENT OF DEFAULT" hereunder), the principal of this Note together with all accrued interest thereon may, at the option of the holder hereof, immediately become due and payable on demand; provided, however, that if any document related to this Note provides for automatic acceleration of payment of sums owing hereunder, all sums owing hereunder shall be automatically due and payable in accordance with the terms of that document.

     Unless otherwise provided in the Loan Agreement, all payments on account of the indebtedness evidenced by this Note shall be first applied to the payment of costs and expenses of Lender which are due and payable, then to past-due interest on the unpaid principal balance and the remainder to principal.

     Provided that no Event of Default then exists, this Note may be prepaid only upon those terms and conditions set forth in the Loan Agreement.

     If any interest payment required hereunder is not received by Lender on or before the 25th day of the month in which it becomes due, Borrower shall pay, at Lender's option, a late or collection charge equal to 4% of the amount of such unpaid interest payment.

     From and after the Term Loan Maturity Date, or such earlier date as all sums owing on this Note become due and payable by acceleration or otherwise, or after the occurrence of an Event of Default, interest shall be computed on all amounts then due and payable under this Note at a "DEFAULT RATE" equal to 3% per annum (based on a 360-day year and charged on the basis of actual days elapsed) in excess of the interest rate otherwise accruing under this Note.

     If any attorney is engaged by Lender to enforce or defend any provision of this Note or any of the other Loan Documents, or as a consequence of any Event of Default, with or without the filing of any legal action or proceeding, then Borrower shall pay to Lender immediately upon demand all attorneys' fees and expenses, together with interest thereon from the date of such demand until paid at the rate of interest applicable to the principal balance owing hereunder as if such unpaid attorneys' fees and expenses had been added to the principal.

     No previous waiver and no failure or delay by Lender in acting with respect to the terms of this Note or any of the other Loan Documents shall constitute a waiver of any breach, default or failure of condition under this Note, the Loan Agreement or any of the other Loan Documents or the obligations secured thereby. A waiver of any term of this Note or any of the other Loan Documents or of any of the obligations secured thereby must be made in writing and shall be limited to the express written terms of such waiver. In the event of any inconsistencies between the terms of this Note and the terms of any other document related to the Loan evidenced by this Note, the terms of this Note shall prevail.

     Except as otherwise provided in the Loan Agreement, Borrower expressly waives presentment, demand, notice of dishonor, notice of default or delinquency, notice of acceleration, notice of protest and nonpayment, notice of costs, expenses or losses and interest thereon, notice of late charges, and diligence in taking any action to collect any sums owing under this Note or in proceeding against any of the rights or interests in or to properties securing payment of this Note. In addition, Borrower expressly agrees that this Note and any payment coming due hereunder may be extended from time to time without in any way affecting the liability of any such party hereunder.

     Time is of the essence with respect to every provision hereof. This Note shall be construed and enforced in accordance with the laws of the State of Illinois, except to the extent that federal laws preempt the laws of the State of Illinois, and all persons and entities in any manner obligated under this Note consent to the jurisdiction of any federal or State court within the State of Illinois having proper venue and also consent to service of process by any means authorized by Illinois or Federal law. Any reference contained herein to attorneys' fees and expenses shall be deemed to be to reasonable fees and expenses and to include all reasonable fees and expenses of in-house or staff attorneys and the reasonable fees and expenses of any other experts or consultants.

     All agreements between Borrower and Lender (including, without limitation, this Note and the Loan Agreement, and any other documents securing all or any part of the indebtedness evidenced hereby) are expressly limited so that in no event whatsoever shall the amount paid or agreed to be paid to Lender exceed the highest lawful rate of interest permissible under applicable law. If, from any circumstances whatsoever, fulfillment of any provision hereof, the Loan Agreement or any other documents securing all or any part of the indebtedness evidenced hereby at the time performance of such provisions shall be due, shall involve exceeding the limit of validity prescribed by law which a court of competent jurisdiction may deem applicable hereto, then, ipso facto, the obligation to be fulfilled shall be reduced to the highest lawful rate of interest permissible under such applicable laws, and if, for any reason whatsoever, Lender shall ever receive as interest an amount which would be deemed unlawful under such applicable law, such interest shall be automatically applied to the payment of the principal of this Note (whether or not then due and payable) and not to the payment of interest or refunded to Borrower if such principal has been paid in full.

     Any notice which either party hereto may be required or may desire to give hereunder shall be governed by the notice provisions of the Loan Agreement.

     BORROWER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT THAT IT MAY HAVE TO A TRIAL BY JURY IN ANY LITIGATION ARISING IN ANY WAY IN CONNECTION WITH THIS NOTE OR ANY OF THE OTHER LOAN DOCUMENTS, OR ANY OTHER STATEMENTS OR ACTIONS OF BORROWER OR LENDER. BORROWER ACKNOWLEDGES THAT IT HAS BEEN REPRESENTED IN THE SIGNING OF THIS NOTE AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL SELECTED OF ITS OWN FREE WILL, AND THAT IT HAS DISCUSSED THIS WAIVER WITH SUCH LEGAL COUNSEL. BORROWER FURTHER

ACKNOWLEDGES THAT (i) IT HAS READ AND UNDERSTANDS THE MEANING AND RAMIFICATIONS OF THIS WAIVER, (ii) THIS WAIVER HAS BEEN REVIEWED BY BORROWER AND BORROWER'S COUNSEL AND IS A MATERIAL INDUCEMENT FOR LENDER TO ENTER INTO THE LOAN DOCUMENTS, AND (iii) THIS WAIVER SHALL BE EFFECTIVE AS TO EACH OF THE LOAN DOCUMENTS AS IF FULLY INCORPORATED THEREIN.



            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the undersigned has executed this Note or caused this Note to be executed by its duly authorized representative as of the date first above written.


                                       TAYLOR CAPITAL GROUP, INC.


                                       By:
                                           -------------------------------
                                           Name:
                                           Title:

                                    EXHIBIT B

                             FORM OF REVOLVING NOTE

$11,500,000.00                                                 Chicago, Illinois
                                                               November 27, 2002


     FOR VALUE RECEIVED, the undersigned, TAYLOR CAPITAL GROUP, INC., a Delaware corporation ("BORROWER"), promises to pay to the order of LASALLE BANK NATIONAL ASSOCIATION, a national banking association, or the holder hereof from time to time ("LENDER"), at such place as may be designated in writing by Lender, the principal sum of ELEVEN MILLION FIVE HUNDRED THOUSAND NO/100THS DOLLARS ($11,500,000.00), with interest thereon as hereinafter provided. It is contemplated that there will be advances and payments under this note (this "NOTE") from time to time, but no advances or payments under this Note (including payment in full of the unpaid balance of principal hereof prior to maturity) shall affect or impair the validity or enforceability of this Note as to future advances hereunder. This Note is issued pursuant to the terms of a Loan and Subordinated Debenture Purchase Agreement of even date herewith by and between Borrower and Lender (said Loan and Subordinated Debenture Purchase Agreement together with the Agreed Upon Terms and Procedures, as each may be amended and modified from time to time, is referred to hereinafter as the "LOAN AGREEMENT"). All capitalized terms used but not defined herein shall have the respective meanings ascribed to them in the Loan Agreement.

     Interest shall accrue on all sums as advanced and outstanding from time to time under this Note and Loan Agreement as set forth in the Loan Agreement, and such interest shall be due and payable on the 27th day of each February, May, August and November as set forth in the Loan Agreement, commencing February 27, 2003. All sums owing hereunder are payable in lawful money of the United States of America, in immediately available funds.

     The outstanding principal balance of this Note, together with all accrued and unpaid interest, shall be due and payable on the Revolving Loan Maturity Date. Additional principal payments shall be made in accordance with the provisions of the Loan Agreement.

     This Note is issued pursuant to the terms of the Loan Agreement and is secured by and entitled to the benefits of, among other things, the Collateral Documents. In case an Event of Default (as defined under any of the Loan Agreement, the Collateral Documents, or other Loan Document) shall occur and be continuing (any of the foregoing being a "EVENT OF DEFAULT" hereunder), the principal of this Note together with all accrued interest thereon may, at the option of the holder hereof, immediately become due and payable on demand; provided, however, that if any document related to this Note provides for automatic acceleration of payment of sums owing hereunder, all sums owing hereunder shall be automatically due and payable in accordance with the terms of that document.

     Unless otherwise provided in the Loan Agreement, all payments on account of the indebtedness evidenced by this Note shall be first applied to the payment of costs and expenses of Lender which are due and payable, then to past-due interest on the unpaid principal balance and the remainder to principal.

     Provided that no Event of Default then exists, this Note may be prepaid only upon those terms and conditions set forth in the Loan Agreement.

     If any interest payment required hereunder is not received by Lender on or before the 25th day of the month in which it becomes due, Borrower shall pay, at Lender's option, a late or collection charge equal to 4% of the amount of such unpaid interest payment.

     From and after the Revolving Loan Maturity Date, or such earlier date as all sums owing on this Note become due and payable by acceleration or otherwise, or after the occurrence of an Event of Default, interest shall be computed on all amounts then due and payable under this Note at a "DEFAULT

RATE" equal to 3% per annum (based on a 360-day year and charged on the basis of actual days elapsed) in excess of the interest rate otherwise accruing under this Note.

     If any attorney is engaged by Lender to enforce or defend any provision of this Note or any of the other Loan Documents, or as a consequence of any Event of Default, with or without the filing of any legal action or proceeding, then Borrower shall pay to Lender immediately upon demand all attorneys' fees and expenses, together with interest thereon from the date of such demand until paid at the rate of interest applicable to the principal balance owing hereunder as if such unpaid attorneys' fees and expenses had been added to the principal.

     No previous waiver and no failure or delay by Lender in acting with respect to the terms of this Note or any of the other Loan Documents shall constitute a waiver of any breach, default or failure of condition under this Note, the Loan Agreement or any of the other Loan Documents or the obligations secured thereby. A waiver of any term of this Note or any of the other Loan Documents or of any of the obligations secured thereby must be made in writing and shall be limited to the express written terms of such waiver. In the event of any inconsistencies between the terms of this Note and the terms of any other document related to the Loan evidenced by this Note, the terms of this Note shall prevail.

     Except as otherwise provided in the Loan Agreement, Borrower expressly waives presentment, demand, notice of dishonor, notice of default or delinquency, notice of acceleration, notice of protest and nonpayment, notice of costs, expenses or losses and interest thereon, notice of late charges, and diligence in taking any action to collect any sums owing under this Note or in proceeding against any of the rights or interests in or to properties securing payment of this Note. In addition, Borrower expressly agrees that this Note and any payment coming due hereunder may be extended from time to time without in any way affecting the liability of any such party hereunder.

     Time is of the essence with respect to every provision hereof. This Note shall be construed and enforced in accordance with the laws of the State of Illinois, except to the extent that federal laws preempt the laws of the State of Illinois, and all persons and entities in any manner obligated under this Note consent to the jurisdiction of any federal or State court within the State of Illinois having proper venue and also consent to service of process by any means authorized by Illinois or Federal law. Any reference contained herein to attorneys' fees and expenses shall be deemed to be to reasonable fees and expenses and to include all reasonable fees and expenses of in-house or staff attorneys and the reasonable fees and expenses of any other experts or consultants.

     All agreements between Borrower and Lender (including, without limitation, this Note and the Loan Agreement, and any other documents securing all or any part of the indebtedness evidenced hereby) are expressly limited so that in no event whatsoever shall the amount paid or agreed to be paid to Lender exceed the highest lawful rate of interest permissible under applicable law. If, from any circumstances whatsoever, fulfillment of any provision hereof, the Loan Agreement or any other documents securing all or any part of the indebtedness evidenced hereby at the time performance of such provisions shall be due, shall involve exceeding the limit of validity prescribed by law which a court of competent jurisdiction may deem applicable hereto, then, ipso facto, the obligation to be fulfilled shall be reduced to the highest lawful rate of interest permissible under such applicable laws, and if, for any reason whatsoever, Lender shall ever receive as interest an amount which would be deemed unlawful under such applicable law, such interest shall be automatically applied to the payment of the principal of this Note (whether or not then due and payable) and not to the payment of interest or refunded to Borrower if such principal has been paid in full.

     Any notice which either party hereto may be required or may desire to give hereunder shall be governed by the notice provisions of the Loan Agreement.

     BORROWER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT THAT IT MAY HAVE TO A TRIAL BY JURY IN ANY LITIGATION ARISING IN ANY WAY IN CONNECTION WITH THIS NOTE OR ANY OF THE OTHER LOAN DOCUMENTS, OR ANY OTHER STATEMENTS OR ACTIONS OF BORROWER OR LENDER. BORROWER ACKNOWLEDGES THAT

IT HAS BEEN REPRESENTED IN THE SIGNING OF THIS NOTE AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL SELECTED OF ITS OWN FREE WILL, AND THAT IT HAS DISCUSSED THIS WAIVER WITH SUCH LEGAL COUNSEL. BORROWER FURTHER ACKNOWLEDGES THAT (i) IT HAS READ AND UNDERSTANDS THE MEANING AND RAMIFICATIONS OF THIS WAIVER, (ii) THIS WAIVER HAS BEEN REVIEWED BY BORROWER AND BORROWER'S COUNSEL AND IS A MATERIAL INDUCEMENT FOR LENDER TO ENTER INTO THE LOAN DOCUMENTS, AND
(iii) THIS WAIVER SHALL BE EFFECTIVE AS TO EACH OF THE LOAN DOCUMENTS AS IF FULLY INCORPORATED THEREIN.


            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the undersigned has executed this Note or caused this Note to be executed by its duly authorized representative as of the date first above written.


                                       TAYLOR CAPITAL GROUP, INC.


                                       By:
                                           -------------------------------
                                           Name:
                                           Title:

                                    EXHIBIT C

                         FORM OF SUBORDINATED DEBENTURE

                        --------------------------------
 THIS SUBORDINATED DEBENTURE IS NOT A SAVINGS ACCOUNT OR DEPOSIT AND IT IS NOT
   INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY FEDERAL AGENCY.
                        --------------------------------

$10,000,000.00                                                 Chicago, Illinois
                                                               November 27, 2002


     FOR VALUE RECEIVED, the undersigned, TAYLOR CAPITAL GROUP, INC., a Delaware corporation ("BORROWER"), hereby promises to pay to the order of LASALLE BANK NATIONAL ASSOCIATION, a national banking association, or any holder hereof from time to time ("LENDER"), at such place as may be designated in writing by Lender, the principal sum of TEN MILLION AND NO/100 DOLLARS ($10,000,000.00) (or so much thereof that has been advanced and remains outstanding) with interest thereon as hereinafter provided. This Subordinated Debenture (this "Subordinated Debenture") is issued pursuant to the terms of a Loan and Subordinated Debenture Purchase Agreement of even date herewith by and between Borrower and Lender (said Loan and Subordinated Debenture Purchase Agreement together with the Agreed Upon Terms and Procedures, as each may be amended, restated, supplemented or modified from time to time, is referred to hereinafter as the "LOAN AGREEMENT"). All capitalized terms used but not defined herein shall have the respective meanings ascribed to them in the Loan Agreement.

     All accrued interest and unpaid principal due and payable under this Subordinated Debenture shall be paid in full on or before the Subordinated Debenture Maturity Date.

     The unpaid principal amount outstanding under this Subordinated Debenture from time to time shall bear interest before maturity in accordance with the Agreement, computed on the basis of a 360-day year and charged for actual days elapsed. Under certain circumstances as provided in the Agreement, overdue interest payments under this Subordinated Debenture shall bear interest from the due date thereof until paid at a daily rate equal to the Default Rate of Interest, computed on the basis of a 360-day year and charged for actual days elapsed, except as otherwise provided in the Agreement.

     All accrued interest shall be payable at Lender's principal place of business on a quarterly basis in arrears on the 27th day of each February, May, August and November, commencing February 27, 2003. The outstanding unpaid principal balance of this Subordinated Debenture shall be payable in one installment on the Subordinated Debenture Maturity Date. Whenever any payment to be made under this Subordinated Debenture shall be due on a day that is not a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall be included in the computation of interest due upon this Subordinated Debenture. There shall be no penalties or other charges payable by Borrower to Lender hereunder other than those payments described in this Subordinated Debenture or in the Loan Agreement. Borrower may prepay all or, from time to time, part of the outstanding unpaid principal balance under this Subordinated Debenture at any time without penalty.

     This Subordinated Debenture is not secured by any assets of Borrower.

     So long as any portion of the unpaid principal of this Subordinated Debenture is deemed to be Tier 2 Capital of Borrower in accordance with the rules and regulations of the FRB applicable to the capital status of the subordinated debt of bank holding companies, the rights of Lender to the principal sum hereunder or any part hereof and to any accrued interest thereon shall remain subject and subordinate to the claims of general creditors of Borrower (which shall expressly exclude all indebtedness incurred in connection with, or relating to, any trust preferred securities caused to be issued by, or reflected in the consolidated financial statements of, Borrower, including the subordinated indebtedness evidenced by the Junior Subordinated Debentures) and, upon dissolution or liquidation of Borrower, no payment of principal, interest or premium (including post-default interest) shall be due and payable under the terms of this Subordinated Debenture until all general creditors of Borrower (which shall expressly exclude all indebtedness incurred in connection with, or relating to, any trust preferred securities caused to be issued by, or reflected in the consolidated financial statements of, Borrower, including the subordinated indebtedness evidenced by the Junior Subordinated Debentures) shall have been paid in full. If this Subordinated Debenture ceases to be deemed to be Tier 2 Capital of Borrower in accordance with the rules and regulations of the FRB applicable to the capital status of the subordinated debt of bank holding companies, other than due to the limitations imposed by the second sentence of 12 C.F.R ss.250.166(e), which limits the capital treatment of subordinated debt during the five years immediately preceding the maturity date of the subordinated debt, Borrower shall: immediately notify Lender; and immediately upon request of Lender execute and deliver all such agreements (including without limitation pledge agreements and replacement notes) as Lender may request in order to restructure the obligation evidenced hereby as a senior secured obligation of Borrower. If Borrower fails to execute such agreements as required by Lender within 30 days of Lender's request, such failure shall be deemed to be an Event of Default as provided in Section 8.1.1 of the Loan Agreement.

     If a Default shall occur, Lender shall have the rights set forth in Section
8.6 of the Loan Agreement.

     If any attorney is engaged by Lender to enforce or defend any provision of this Subordinated Debenture or any of the other Loan Documents, or as a consequence of any Event of Default, with or without the filing of any legal action or proceeding, then Borrower shall pay to Lender immediately upon demand all attorneys' fees and expenses, together with interest thereon from the date of such demand until paid at the rate of interest applicable to the principal balance owing hereunder as if such unpaid attorneys' fees and expenses had been added to the principal.

     No previous waiver and no failure or delay by Lender in acting with respect to the terms of this Subordinated Debenture or any of the other Loan Documents shall constitute a waiver of any breach, default or failure of condition under this Subordinated Debenture, the Loan Agreement or any of the other Loan Documents or the obligations secured thereby. A waiver of any term of this Subordinated Debenture or any of the other Loan Documents or of any of the obligations secured thereby must be made in writing and shall be limited to the express written terms of such waiver. In the event of any inconsistencies between the terms of this Subordinated Debenture and the terms of any other document related to the Loan evidenced by this Subordinated Debenture, the terms of this Subordinated Debenture shall prevail.

     Except as otherwise provided in the Loan Agreement, Borrower expressly waives presentment, demand, notice of dishonor, notice of default or delinquency, notice of acceleration, notice of protest and nonpayment, notice of costs, expenses or losses and interest thereon, notice of late charges, and diligence in taking any action to collect any sums owing under this Subordinated Debenture. In addition, Borrower expressly agrees that this Subordinated Debenture and any payment coming due hereunder may be extended from time to time without in any way affecting the liability of any such party hereunder.

     Time is of the essence with respect to every provision hereof. This Subordinated Debenture shall be construed and enforced in accordance with the laws of the State of Illinois, except to the extent that federal laws preempt the laws of the State of Illinois, and all persons and entities in any manner obligated under this Subordinated Debenture consent to the jurisdiction of any federal or State court within the State of Illinois having proper venue and also consent to service of process by any means authorized by Illinois or Federal law. Any reference contained herein to attorneys' fees and expenses shall be deemed to be to reasonable fees and expenses and to include all reasonable fees and expenses of in-house or staff attorneys and the reasonable fees and expenses of any other experts or consultants.

     All agreements between Borrower and Lender (including, without limitation, this Subordinated Debenture and the Loan Agreement, and any other documents securing all or any part of the indebtedness evidenced hereby) are expressly limited so that in no event whatsoever shall the amount paid or agreed to be paid to Lender exceed the highest lawful rate of interest permissible under applicable law. If, from any circumstances whatsoever, fulfillment of any provision hereof, the Loan Agreement or any other documents securing all or any part of the indebtedness evidenced hereby at the time performance of such provisions shall be due, shall involve exceeding the limit of validity prescribed by law which a court of competent jurisdiction may deem applicable hereto, then, ipso facto, the obligation to be fulfilled shall be reduced to the highest lawful rate of interest permissible under such applicable laws, and if, for any reason whatsoever, Lender shall ever receive as interest an amount which would be deemed unlawful under such applicable law, such interest shall be automatically applied to the payment of the principal of this Subordinated Debenture (whether or not then due and payable) and not to the payment of interest or refunded to Borrower if such principal has been paid in full.

     Lender may sell, assign, pledge or otherwise transfer or encumber any or all of its interest under this Subordinated Debenture at any time and from time to time. In the event of a transfer, all terms and conditions of this Subordinated Debenture shall be binding upon and inure to the benefit of the transferee after such transfer.

     Upon receipt of notice from Lender advising Borrower of the loss, theft, destruction or mutilation of this Subordinated Debenture, Borrower shall, execute and deliver in lieu thereof a new debenture in principal amount equal to the unpaid principal amount of such lost, stolen, destroyed or mutilated debenture, dated the date to which interest has been paid on such lost, stolen, destroyed or mutilated Subordinated Debenture.

     Unless otherwise provided in the Loan Agreement, all payments on account of the indebtedness evidenced by this Subordinated Debenture shall be first applied to the payment of costs and expenses of Lender which are due and payable, then to past-due interest on the unpaid principal balance and the remainder to principal.

     Any notice which either party hereto may be required or may desire to give hereunder shall be governed by the notice provisions of the Loan Agreement.

     BORROWER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT THAT IT MAY HAVE TO A TRIAL BY JURY IN ANY LITIGATION ARISING IN ANY WAY IN CONNECTION WITH THIS Subordinated Debenture OR ANY OF THE OTHER LOAN DOCUMENTS, OR ANY OTHER STATEMENTS OR ACTIONS OF BORROWER OR LENDER. BORROWER ACKNOWLEDGES THAT IT HAS BEEN REPRESENTED IN THE SIGNING OF THIS SUBORDINATED DEBENTURE AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL SELECTED OF ITS OWN FREE WILL, AND THAT IT HAS DISCUSSED THIS WAIVER WITH SUCH LEGAL COUNSEL. BORROWER FURTHER ACKNOWLEDGES THAT (i) IT HAS READ AND UNDERSTANDS THE MEANING AND RAMIFICATIONS OF THIS WAIVER, (ii) THIS WAIVER HAS BEEN REVIEWED BY BORROWER AND BORROWER'S COUNSEL AND IS A MATERIAL INDUCEMENT FOR LENDER TO ENTER INTO THE LOAN DOCUMENTS, AND (iii) THIS WAIVER SHALL BE EFFECTIVE AS TO EACH OF THE LOAN DOCUMENTS AS IF FULLY INCORPORATED THEREIN.


            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the undersigned has executed this Subordinated Debenture or caused this Subordinated Debenture to be executed by its duly authorized representative as of the date first above written.


                                       TAYLOR CAPITAL GROUP, INC.


                                       By:
                                           -------------------------------
                                           Name:
                                           Title:

                                    EXHIBIT D

                            FORM OF PLEDGE AGREEMENT

     THIS PLEDGE AGREEMENT (this "PLEDGE AGREEMENT") is dated as of November 27, 2002 and is made by and between TAYLOR CAPITAL GROUP, INC., a Delaware corporation ("PLEDGOR"), and LASALLE BANK NATIONAL ASSOCIATION, a national banking association ("LENDER").

                                R E C I T A L S :

     A. Borrower is a bank holding company that owns 100% of the issued and outstanding capital stock of Cole Taylor Bank ("SUBSIDIARY BANK"), an Illinois banking corporation with its main banking premises located in Wheeling, Illinois.

     B. Borrower has requested that Lender provide it with three credit facilities in the aggregate principal amount of $22,000,000 consisting of a Term Loan in the principal amount of $500,000, a Revolving Loan in the principal amount of $11,500,000 and Subordinated Debt in the principal amount of $10,000,000.

     C. This Pledge Agreement has been executed and delivered by Pledgor to Lender pursuant to Section 3.2.3 of the Loan Agreement (as defined below).

     THEREFORE, in consideration of the mutual covenants, conditions and agreements and to induce Lender to enter into the Loan Agreement and to make Loans and other financial accommodations to Pledgor, the parties hereby agree as follows:

                               A G R E E M E N T :

1.   DEFINITIONS

     1.1. DEFINED TERMS. The following capitalized terms generally used in this Pledge Agreement shall have the meanings defined or referenced below (such meanings to be equally applicable to both the singular and the plural forms of the term defined). Certain other capitalized terms used in specific sections of this Agreement may be defined in such sections.

     "CERTIFICATES" means any and all notes, warrants, options, stock certificates or other documents or instruments now or hereafter received or receivable by Pledgor and representing Pledgor's interest in the Pledged Stock.

     "LOAN AGREEMENT" means that Loan and Subordinated Debenture Purchase Agreement of even date herewith between Lender and Pledgor together with the Agreed Upon Terms and Procedures, as each may be amended, restated, supplemented or modified from time to time, both of which are hereby incorporated by reference in this Pledge Agreement.

     "PLEDGED STOCK" means the shares of capital stock described on the attached Schedule A hereto, together with all substitutions therefor, proceeds thereof and therefrom and all interest, cash dividends or other payments in respect thereof, as well as all stock and other securities or property which are issued pursuant to conversion, redemption, exercise of rights, stock split, recapitalization, reorganization, stock dividends or other corporate act which are referable to the Pledged Stock (such stock or other securities are hereinafter referred to as the "ADDITIONAL PLEDGED SECURITIES"), and all distributions, whether cash or otherwise, in the nature of a partial or complete liquidation, dissolution or winding up which are referable to the Pledged Stock (such distributions are hereinafter referred to as "LIQUIDATING DISTRIBUTIONS").

     1.2. OTHER DEFINED TERMS. All other capitalized terms used herein have the meanings assigned to them in the Loan Agreement.

     1.3. EXHIBITS AND SCHEDULES INCORPORATED. All exhibits and schedules attached hereto or referenced herein, are hereby incorporated into this Agreement.

2. PLEDGE AND GRANT OF SECURITY INTERESTS. Pledgor hereby pledges, collaterally assigns, hypothecates and transfers to Lender all Pledged Stock, together with appropriate undated assignments separate from the Certificates duly executed in blank, and hereby grants to and creates in favor of Lender liens and security interests in the Pledged Stock as collateral security for (a) the due and punctual payment when due (whether at maturity, by acceleration or otherwise) in full of all amounts due under the Senior Notes (as the same may be amended, restated, supplemented, modified, extended or replaced from time to time) in the aggregate face amount as of the date hereof of Twelve Million Dollars ($12,000,000) executed and delivered by Pledgor to Lender pursuant to the Loan Agreement; (b) the due and punctual performance and observance by Pledgor of all other Borrower's Liabilities; (c) the due and punctual performance and observance by Pledgor of all of its agreements, obligations, liabilities and duties under this Pledge Agreement, the Loan Agreement and the other Loan Documents; (d) all amounts due to the Lender under the Senior Notes, including any and all modifications, extensions, renewals or refinancings thereof and including, without limitation, all principal, interest and other amounts due under the Senior Notes; (e) all sums advanced by, or on behalf of, the Lender in connection with, or relating to, the Loan Agreement, the Senior Notes or the Pledged Stock including, without limitation, any and all sums advanced to preserve the Pledged Stock, or to perfect the Lender's security interest in the Pledged Stock; (f) in the event of any proceeding to enforce the satisfaction of the obligations, or any of them, or to preserve and protect their rights under the Loan Agreement, the Senior Notes, this Pledge Agreement or any other agreement, document or instrument relating to the transactions contemplated in the Loan Agreement, the reasonable expenses of retaking, holding, preparing for sale, selling or otherwise disposing of or realizing on the Pledged Stock, or of any exercise by the Lender of its rights, together with reasonable attorneys' fees, expenses and court costs; (g) any indebtedness, obligation or liability of the Pledgor to the Lender, whether direct or indirect, joint or several, absolute or contingent, now or hereafter existing, however created or arising and however evidenced; (h) any indebtedness, obligation or liability of the Pledgor under or in connection with any Interest Rate Protection Agreement; and (i) all costs incurred by Lender to obtain, perfect, preserve and enforce the liens and security interests granted by this Pledge Agreement, the Loan Agreement and the other Loan Documents, to collect the Obligations Secured Hereby (as hereinafter defined) and to maintain and preserve the Pledged Stock, with such costs including, without limitation, expenditures made by Lender for attorneys' fees and other legal expenses and expenses of collection, possession and sale of the Pledged Stock, together with interest on all such costs at the Default Rate (the foregoing subsections (a) through (i) are collectively referred to herein as the "OBLIGATIONS SECURED HEREBY"). Notwithstanding anything above in this Section 2 to the contrary, the Pledged Stock shall not be collateral security for amounts outstanding under the Subordinated Debenture that are deemed to be Tier 2 Capital of Pledgor in accordance with the rules and regulations of the FRB applicable to the capital status of the subordinated debt of bank holding companies, without giving effect to the limitation imposed by the second sentence of 12 C.F.R. ss.250.166(e), which limits the capital treatment of subordinated debt during the five years immediately preceding the maturity date of the subordinated debt.

3. DELIVERY OF PLEDGED STOCK. On the date hereof, Pledgor shall place the Pledged Stock in pledge by delivering the Certificates to and depositing them with Lender or its agent appointed in writing by Lender. Pledgor shall also deliver to Lender or its agent concurrently therewith undated assignments separate from the Certificates duly executed in blank and all other applicable and appropriate documents and assignments in form suitable to enable Lender to effect the transfer of all or any portion of the Pledged Stock to the extent hereinafter provided.

4.   ADDITIONAL COLLATERAL

     4.1. DELIVERY OF ADDITIONAL PLEDGED SECURITIES. If Pledgor shall hereafter become entitled to receive or shall receive any interest, cash dividends, cash proceeds, any Additional Pledged Securities, any Liquidating Distributions, or any other cash or non-cash payments on account of the Pledged Stock, Pledgor agrees to accept the same as Lender's agent and to hold the same in trust on behalf of and for the benefit of Lender and agrees to promptly deliver to same or any Certificates therefor forthwith to Lender or its agent in the exact form received, with the endorsement of Pledgor, when necessary, or appropriate undated assignments separate from the Certificates duly executed in blank, to be held by Lender or its agent subject to the terms hereof.

     4.2. PROCEEDS; DIVIDENDS AND VOTING. Notwithstanding anything contained in this Pledge Agreement to the contrary, Pledgor shall be entitled to receive or shall receive such interest and cash dividends paid on account of the Pledged Stock, and to exercise voting rights with respect to the Pledged Stock, so long as there has not occurred any Event of Default under the Loan Agreement or this Pledge Agreement.

5. REPRESENTATIONS AND WARRANTIES OF THE PLEDGOR. To induce Lender to enter into this Pledge Agreement and the Loan Agreement, Pledgor makes the following representations and warranties to Lender:

     5.1. Pledgor is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

     5.2. The execution and delivery of this Agreement and the performance by Pledgor of its obligations hereunder are within Pledgor's corporate powers and have been duly authorized by all necessary corporate action.

     5.3. Pledgor owns beneficially and of record all of the issued and outstanding shares of capital stock of Cole Taylor Bank and has good and marketable title to all of the Pledged Stock.

     5.4. Pledgor holds the Pledged Stock free and clear of all liens, charges, encumbrances, security interests, options, voting trusts and restrictions of every kind and nature whatsoever except only the liens and security interests created by this Pledge Agreement or otherwise in favor of Lender.

     5.5. Each security which is a part of the Pledged Stock has been duly authorized and validly issued and is fully paid and nonassessable.

     5.6. This Pledge Agreement has been duly executed and delivered by Pledgor and constitutes the legal, valid and binding obligation of Pledgor enforceable against it in accordance with its terms.

     5.7. No consent or approval of any governmental body, regulatory authority or securities exchange or other Person or entity is required to be obtained by Pledgor in connection with the execution, delivery and performance of this Pledge Agreement other than those that have been obtained already.

     5.8. The execution, delivery and performance of this Pledge Agreement will not violate any provision of any applicable law or regulation or of any writ or decree of any court or governmental instrumentality or of any indenture, contract, agreement or other undertaking to which Pledgor is a party or which purports to be binding upon Pledgor or upon any of its assets and will not result in the creation or imposition of any lien, charge or encumbrance on or security interest in any of the assets of Pledgor except as contemplated by this Pledge Agreement or otherwise in favor of Lender.

     5.9. The pledge, collateral assignment and delivery of the Pledged Stock pursuant to this Pledge Agreement creates a valid first lien and first and senior security interest in the Pledged Stock, which lien and security interest are perfected.

6.   PLEDGOR'S COVENANTS.

     6.1. Pledgor covenants and agrees that it will defend Lender's lien and security interest in and to the Pledged Stock against the claims and demands of all persons whomsoever.

     6.2. Pledgor covenants and agrees that without the prior written consent of Lender, it will not sell, convey or otherwise dispose of any of the Pledged Stock, or create, incur or permit to exist any pledge, lien, mortgage, hypothecation, security interest, charge, option or any other encumbrance or restriction with respect to any of the Pledged Stock, or any interest therein, or any proceeds thereof, except for the liens and security interests created by this Pledge Agreement.

     6.3. Pledgor covenants and agrees that it will not consent to the issuance of: (i) any additional shares of capital stock of the Pledged Stock unless such shares are pledged and the Certificates therefor delivered to Lender, simultaneously with the issuance thereof, together with appropriate undated assignments separate from the Certificates duly executed in blank; and (ii) any options by the issuer of the Pledged Stock obligating such issuer to issue additional shares of capital stock of any class of such issues.

     6.4. At any time from time to time, upon the written request of Lender, and at the sole expense of Pledgor, Pledgor covenants and agrees that it will promptly and duly execute and deliver such further instruments and documents and take such further actions as Lender may reasonably request for the purposes of obtaining or preserving the full benefits of this Pledge Agreement and of the rights and powers herein granted. If any amount payable under or in connection with any of the Pledged Stock shall be or become evidenced by any promissory note, other instrument or chattel paper, such note, instrument or chattel paper shall be immediately delivered to Lender, duly endorsed in a manner satisfactory to Lender, to be held as Pledged Stock pursuant to this Pledge Agreement.

     6.5. Pledgor covenants and agrees to pay, and to save the Lender harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Pledged Stock or in connection with any of the transactions contemplated by this Pledge Agreement.

7.   RIGHTS AND REMEDIES UPON DEFAULT.

     7.1. If any Event of Default under the Loan Agreement or a default or breach in any respect by Pledgor of any representation, warranty, covenant or agreement of Pledgor under this Pledge Agreement (after the expiration of any applicable cure period or grace period hereunder or thereunder, which breach shall be deemed an Event of Default under the Loan Agreement and an Event of Default hereunder) shall occur, Lender may do any one or more of the following:
(a) declare the Obligations Secured Hereby to be forthwith due and payable, whereupon such Obligations Secured Hereby shall become immediately due and payable without presentment, demand, protest or other notice of any kind; and/or
(b) proceed to protect and enforce its rights under this Pledge Agreement, the Notes, the Loan Agreement, or any of the other Loan Document through other appropriate proceedings, and Lender shall have, without limitation, all of the rights and remedies provided by applicable law, including, without limitation, the rights and remedies of a secured party under the Illinois Uniform Commercial Code (the "UCC") and, in addition thereto, Lender shall be entitled, at Lender's option, to exercise all voting and corporate rights with respect to the Pledged Stock as it may determine, without liability therefor, but Lender shall not have any duty to exercise any voting and corporate rights in respect of the Pledged Stock and shall not be responsible or liable to Pledgor or any other person for any failure to do so or delay in so doing.

     7.2. Without limiting the generality of the foregoing, if any Event of Default hereunder or under the Loan Agreement shall occur, Lender shall have the right to sell the Pledged Stock, or any part thereof, at public or private sale or at any broker's board or on any securities exchange for cash, upon credit or for future delivery, and at such price or prices as Lender may deem best, and Lender may be the purchaser of any or all of the Pledged Stock so sold and thereafter Lender or any other purchaser shall hold the same free from any right or claim of whatsoever kind. Lender is authorized, at any such sale, if it deems it advisable so to do, to restrict the number of prospective bidders or purchasers to persons who will represent and agree that they are purchasing for their own account, for investment, and not with a view to the distribution or resale of the Pledged Stock and may otherwise require that such sale be conducted subject to restrictions as to such other matters as Lender may deem necessary in order that such sale may be effected in such manner as to comply with all applicable state and federal securities laws. Upon any such sale, Lender shall have the right to deliver, assign and transfer to the purchaser thereof the Pledged Stock so sold.

     7.3. Each purchaser at any such sale shall hold the property sold, absolutely free from any claim or right of whatsoever kind, including any equity or right of redemption of Pledgor, who hereby specifically waives all rights of redemption, stay or appraisal which it has or may have under any rule of law or statute now existing or hereafter adopted. Lender shall give Pledgor not less than ten (10) days' written notice of its intention to make any such public or private sale or at any broker's board or on any securities exchange (with such notice to state the time and place of such sale), and Pledgor agrees that such notice shall be deemed reasonable.

     7.4. Any such public sale shall be held at such time or times within the ordinary business hours and at such place or places as Lender may fix in the notice of such sale. At any sale, the Pledged Stock may be sold in one lot as an entirety or in parts, as Lender may determine. Lender shall not be obligated to make any sale pursuant to any such notice. Lender may, without notice or publication, adjourn any sale, and such sale may be made at any time or place to which the same may be so adjourned. In case of any sale of all or any part of the Pledged Stock on credit or for future delivery, the Pledged Stock so sold may be retained by Lender until the selling price is paid by the purchaser thereof, but Lender shall not incur any liability in case of the failure of such purchaser to take up and pay for the Pledged Stock so sold and, in case of any such failure, such Pledged Stock may again be sold upon like notice.

     7.5. Lender, instead of exercising the power of sale herein conferred upon it, may proceed by a suit or suits at law or in equity to foreclose this Pledge Agreement and sell the Pledged Stock, or any portion thereof, under a judgment or decree of a court or courts of competent jurisdiction.

     7.6. On any sale of the Pledged Stock, Lender is hereby authorized to comply with any limitation or restriction in connection with such sale that it may be advised by counsel is necessary in order to avoid any violation of applicable law or in order to obtain any required approval of the purchaser or purchasers by any third party or any governmental regulatory authority or officer or court, including, without limitation, all limitations and restrictions imposed by federal and state banking laws and regulations. Compliance with the foregoing sentence shall result in such sale or disposition being considered or deemed to have been made in a commercially reasonable manner.

     7.7. In furtherance of the exercise by Lender of the rights and remedies granted to it hereunder, Pledgor agrees that, upon request of Lender and at the expense of Pledgor, it will use its best efforts to obtain all third party and governmental approvals necessary for or incidental to the exercise of remedies by Lender with respect to the Pledged Stock or any part thereof, including, without limitation, approvals from the FRB and the ICB.

8.   REGISTRATION RIGHTS; PRIVATE SALES.

     8.1. If Lender shall determine to exercise its right to sell any or all of the Pledged Stock pursuant to Section 7 hereof, and if in the opinion of Lender it is necessary or advisable to have the Pledged Stock, or that portion thereof to be sold, registered under the provisions of the Securities Act of 1933, as amended (the "SECURITIES ACT"), the Pledgor will cause the issuer of the Pledged Stock to (a) execute and deliver, and cause to be done all such other acts, as may be, in the opinion of Lender, necessary or advisable to register the Pledged Stock, or that portion thereof to be sold, under the provisions of the Securities Act, (b) use its best efforts to cause the registration statement relating thereto to become effective and to remain effective for a period of one
(1) year from the date of the first public offering of the Pledged Stock, or that portion thereof to be sold, and (c) make all amendments thereto and/or to the related prospectus which, in the opinion of Lender, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto. Pledgor agrees to cause such issuer to comply with the provisions of the securities or "Blue Sky" laws of any and all jurisdictions which Lender shall designate and to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) which will satisfy the provisions of Section 11(a) of the Securities Act.

     8.2. Pledgor hereby acknowledges that, notwithstanding that a higher price might be obtained for the Pledged Stock at a public sale than at a private sale or sales, the making of a public sale of the Pledged Stock may be subject to registration requirements and other legal restrictions compliance with which could require such actions on the part of Pledgor, could entail such expenses and could subject Lender and any underwriter through whom the Pledged Stock may be sold and any controlling Person of any thereof to such liabilities, as would make the making of a public sale of the Pledged Stock impractical. Accordingly, Pledgor hereby agrees that private sales made by Lender in accordance with the provisions of Section 7 hereof may be at prices and on other terms less favorable to the seller than if the Pledged Stock were sold at public sale, that Lender shall not have any obligation to take any steps in order to permit the Pledged Stock to be sold at a public sale complying with the requirements of federal and state securities and similar laws, and that such sale shall not be deemed to be made in a commercially unreasonable manner solely because of its nature as a private sale.

     8.3. Pledgor further agrees to use its best efforts to do or cause to be done all such other acts as may be necessary to make any sale or sales of all or any portion of the Pledged Stock pursuant to Section 7 and this Section 8 valid and binding and in compliance with any and all other applicable requirements of law. Pledgor further agrees that a breach of any of the covenants contained in
Section 7 and this Section 8 will cause irreparable injury to Lender, that Lender has no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in Section 7 of this Section 8 shall be specifically enforceable against Pledgor, and Pledgor hereby waives and agrees not to assert any defenses to the granting of equitable relief (such as, without limitation, any defense that Lender has an adequate remedy at law or that Lender will not be irreparably injured) in any action for specific performance of such covenants.

9. LIMITATION ON DUTIES REGARDING PLEDGED STOCK. Lender's sole duty with respect to the custody, safekeeping and physical preservation of the Pledged Stock in its possession, under Section 9-207 of the UCC or otherwise, shall be to deal with it in the same manner as Lender deals with similar securities and property for its own account. Neither Lender nor any of its directors, officers, employees or agents shall be liable for any good faith failure to demand, collect or realize upon any of the Pledged Stock or for any delay in doing so or shall be under any obligation to see or otherwise dispose of any Pledged Stock or for any good faith delay in doing so or shall be under any obligation to see or otherwise dispose of any Pledged Stock upon the request of the Pledgor or otherwise.

10. POWERS COUPLED WITH AN INTEREST. All authorizations and agencies herein contained with respect to the Pledged Stock are irrevocable and powers coupled with an interest.

11. INDEMNIFICATION. Pledgor agrees to indemnify and hold harmless Lender (to the full extent permitted by law) from and against any and all claims, demands, losses, judgments, liabilities for penalties and excise taxes and other damages of whatever nature, and to reimburse Lender for all costs and expenses, including reasonable legal fees and disbursements, growing out of or resulting from the Pledged Stock, this Pledge Agreement, the Loan Agreement or the other Loan Documents or the administration and enforcement of this Pledge Agreement, the Loan Agreement or the other Loan Documents or exercise of any right or remedy granted to Lender hereunder except with respect to such claims, etc. arising solely from the gross negligence or willful misconduct of Lender, but including without limitation, any tax liability incurred by Lender or any of its affiliates as a result of the exercise by Lender of any of its rights hereunder. In no event shall Lender be liable to Pledgor for any action taken by Lender that is permitted under this Pledge Agreement other than to account for proceeds of the Pledged Stock actually received by Lender.

12. DISTRIBUTION OF PLEDGED STOCK. Upon enforcement of this Pledge Agreement following the occurrence of an Event of Default under this Pledge Agreement, the Loan Agreement, or the Notes, the proceeds of the Pledged Stock shall be applied to the Obligations Secured Hereby in such order and manner as Lender may determine. In the event such monies shall be insufficient to pay all of the Obligations Secured Hereby, Pledgor shall be liable to Lender for any deficiency therein.

13. NO WAIVER; CUMULATIVE REMEDIES. Lender shall not by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies hereunder and no waiver shall be valid unless in writing, signed by Lender, and then such waiver shall be valid to the extent therein set forth. A waiver by Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which Lender would otherwise have on any future occasion. No failure to exercise or any delay in exercising on the part of Lender any right, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided are cumulative and not exclusive of any rights or remedies provided by law.

14. SEVERABILITY OF PROVISIONS. The provisions of this Pledge Agreement are severable, and if any clause or provision hereof shall be held invalid or unenforceable in whole or in part, then such invalidity or unenforceability shall attach only to such clause or provision or part thereof and shall not in any manner affect any other clause or provision in this Pledge Agreement.

15.  AMENDMENTS; CHOICE OF LAW; BINDING EFFECT.

     15.1. None of the terms or provisions of this Pledge Agreement may be altered, modified or amended except by an instrument in writing, duly executed by each of the parties hereto.

     15.2. This Pledge Agreement shall be governed by and construed in accordance with the internal laws of the State of Illinois. Nothing herein shall be deemed to limit any rights, powers or privileges which Lender may have pursuant to any law of the United States of America or any rule, regulation or order of any department or agency thereof and nothing herein shall be deemed to make unlawful any transaction or conduct by Lender which is lawful pursuant to, or which is permitted by, any of the foregoing.

     15.3. This Pledge Agreement is made for the sole benefit of Pledgor and Lender, and no other person shall be deemed to have any privity of contract hereunder nor any right to rely hereon to any extent or for any purpose whatsoever, nor shall any other person have any right of action of any kind hereon or be deemed to be a third party beneficiary hereunder.

16. NOTICES. All notices, consents, requests, demands and other communications hereunder shall be in writing and shall be given in accordance with Section 9.8 of the Loan Agreement.

17. HEADINGS. The descriptive headings hereunder used are for convenience only and shall not be deemed to limit or otherwise effect the construction of any provision hereof.

18. COUNTERPART EXECUTION. This Pledge Agreement may be executed in several counterparts each of which shall constitute an original, but all of which shall together constitute one and the same agreement.

19. FORUM; AGENT; VENUE. To induce Lender to accept this Agreement and the other Loan Documents, Pledgor irrevocably agrees that all actions or proceedings in any way, manner, or respect, arising out of or from or related to this Agreement or the other Loan Documents shall be litigated only in courts having suits within Chicago, Illinois. Pledgor hereby consents and submits to the jurisdiction of any local, state, or federal court located within said city. Pledgor hereby irrevocably appoints and designates J. Christopher Alstrin, the chief financial officer of Pledgor, whose business address is 350 East Dundee Road, Suite 300, Wheeling, Illinois 60090, or any other person having and maintaining a place of business in such State, whom Pledgor may from time to time hereafter designate (having give five days' written notice thereof to Lender) as Pledgor's true and lawful attorney and duly authorized agent for acceptance of service of legal process. Pledgor agrees that service of such process upon such person shall constitute personal service of such process upon Pledgor. Pledgor hereby waives any right it may have to transfer or change the venue of any litigation brought against Pledgor by Lender.

20. WAIVER OF RIGHT TO JURY TRIAL. PLEDGOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT THAT IT MAY HAVE TO A TRIAL BY JURY IN ANY LITIGATION ARISING IN ANY WAY IN CONNECTION WITH THIS PLEDGE AGREEMENT, THE NOTES OR ANY OF THE OTHER LOAN DOCUMENTS, OR ANY OTHER STATEMENTS OR ACTIONS OF PLEDGOR OR LENDER. PLEDGOR ACKNOWLEDGES THAT IT HAS BEEN REPRESENTED IN THE SIGNING OF THIS AGREEMENT AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL SELECTED OF ITS OWN FREE WILL, AND THAT IT HAS DISCUSSED THIS WAIVER WITH SUCH LEGAL COUNSEL. PLEDGOR FURTHER ACKNOWLEDGES THAT (a) IT HAS READ AND UNDERSTANDS THE MEANING AND RAMIFICATIONS OF THIS WAIVER, (b) THIS WAIVER HAS BEEN REVIEWED BY PLEDGOR AND PLEDGOR'S COUNSEL AND IS A MATERIAL INDUCEMENT FOR LENDER TO ENTER INTO THE AGREEMENT AND THE OTHER LOAN DOCUMENTS (c) THIS WAIVER SHALL BE EFFECTIVE AS TO EACH OF SUCH OTHER LOAN DOCUMENTS AS IF FULLY INCORPORATED THEREIN.

21. IRREVOCABLE AUTHORIZATION AND INSTRUCTION TO ISSUERS. Pledgor hereby authorizes and instructs each issuer of Pledged Stock to comply with any instruction received by it from Lender in writing that (a) states that an Event of Default has occurred and (b) is otherwise in accordance with the terms of this Pledge Agreement, without any other or further instructions from Pledgor, and Pledgor agrees that the issuer shall be fully protected in so complying.



              [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties have caused this Pledge Agreement to be duly executed and delivered as of the day and year first above written.


                                           TAYLOR CAPITAL GROUP, INC.



                                           By:
                                                -------------------------------
                                                Name:
                                                Title:



                                           LASALLE BANK NATIONAL ASSOCIATION



                                           By:
                                                -------------------------------
                                                Name:  Charles J. Griffin
                                                Title:    Vice President

                                   SCHEDULE A

                            ISSUER: COLE TAYLOR BANK


                              Certificate
Owner                            Class      Number     Number of Shares    Percentage of Class
-----                            -----      ------     ----------------    -------------------
Taylor Capital Group, Inc.      Common        029          1,500,000             100%

                                 ACKNOWLEDGMENT

     The undersigned issuer of the Pledged Stock hereby acknowledges receipt of a copy of this Pledge Agreement and agrees to (a) note the restrictions herein on its books, records, ledgers and certificates maintained with respect to its capital stock, (b) not make or permit any dividends or distributions with respect to its capital stock except as permitted in this Pledge Agreement, and
(c) not make or permit any sale, transfer or issuance of any of its capital stock or of any rights to acquire its capital stock except as permitted in this Pledge Agreement.

                                          COLE TAYLOR BANK, an Illinois banking
                                          corporation


                                          By:
                                             -----------------------------------

                                          Name:
                                               ---------------------------------

                                          Title:
                                                --------------------------------

                      ASSIGNMENT SEPARATE FROM CERTIFICATE


     FOR VALUE RECEIVED, Taylor Capital Group, Inc., does hereby sell, assign and transfer unto ___________________________, ______________________________
(___) Shares of Common Stock of Cole Taylor Bank, standing in his/her/its name on the books of such corporation represented by Certificate Nos. ___, ___, ___ and ___ and does hereby irrevocably constitute and appoint attorney to transfer such stock on the books of the within named bank with full power and substitution in the premises.

     Further under penalties of perjury, the undersigned certifies:

          1. That the number shown on this form is the undersigned's correct taxpayer identification number.

          2. That the undersigned is not subject to backup withholding either because the undersigned had not been notified that the undersigned is subject to backup withholding as a result of a failure to report all interest or dividends, or the Internal Revenue Service has notified the undersigned that the undersigned is no longer subject to backup withholding.

          Taxpayer Identification #
                                   ----------------------------

          Dated:
                ----------------------------

                                               TAYLOR CAPITAL GROUP, INC.


                                               By:
                                                  ------------------------------

                                               Name:
                                                     ---------------------------

                                               Title:
                                                     ---------------------------

In presence of:


-------------------------------------

                                    EXHIBIT E

                    FORM OF COLLATERAL SAFEKEEPING AGREEMENT


     THIS COLLATERAL SAFEKEEPING AGREEMENT (this "AGREEMENT") dated as of the 27th day of November, 2002, is entered into by TAYLOR CAPITAL GROUP, INC., a Delaware corporation (the "BORROWER"), and LASALLE BANK NATIONAL ASSOCIATION, a national banking association (the "LENDER"), and STANDARD FEDERAL BANK, a federal savings bank (the "CUSTODIAN").

                                R E C I T A L S:

     1. The Lender and the Borrower have previously entered into that certain Loan and Subordinated Debenture Purchase Agreement dated as of November 27, 2002 (the "LOAN AGREEMENT"), and a related Pledge Agreement, dated as of November 27, 2002 (the "PLEDGE AGREEMENT"), in connection with the credit facilities contemplated in the Loan Agreement in the aggregate principal amount of $22,000,000 (collectively, and as the same are amended, restated, supplemented, modified, extended or replaced, the "LOANS").

     2. The Loans are is secured by, among other things, 1,500,000 shares (100%) of the common stock, $10.00 par value per share, of Cole Taylor Bank, an Illinois banking corporation with its main office located in Wheeling, Illinois, and a wholly-owned subsidiary of the Borrower (the "SUBSIDIARY BANK SHARES").

     3. The Borrower has requested the Subsidiary Bank Shares be held by the Custodian, and the Lender has agreed to such request, subject to the terms and conditions of this Agreement.

                               A G R E E M E N T:

     THEREFORE, in consideration of the mutual covenants, conditions and agreements herein contained, the parties hereto hereby agree as follows:

     3.1. COLLATERAL SHARES.

     3.2. As security for the payment of the obligations of the Borrower to the Lender (other than with respect to amounts outstanding under that certain $10,000,000 Subordinated Debenture dated the date hereof that are deemed to be Tier 2 Capital of Borrower in accordance with the rules and regulations of the FRB applicable to the capital status of the subordinated debt of bank holding companies), whether now or hereafter existing and howsoever evidenced, or any extension or renewal thereof, including, without limitation, all obligations under the Loan Agreement, the related Notes, dated as of November 27, 2002, and the Pledge Agreement (collectively, the "OBLIGATIONS"), the Borrower has previously pledged and assigned to the Lender under the Loan Agreement and the Pledge Agreement, the Subsidiary Bank Shares (with all income and profits thereof, all distributions thereon, all other proceeds thereof and all rights, benefits and privileges pertaining or arising thereunder, the "Collateral").

     3.3. The Collateral is concurrently herewith being delivered to the Custodian for safekeeping.

4. COLLATERAL SHARES. Until the Custodian shall receive written notice from the Lender that all of the Obligations have been fully paid and satisfied, the parties hereto agree as follows:

     4.1. The Custodian is hereby appointed as agent for the Lender, as secured party, and the Custodian shall hold and retain possession of the Collateral for the Lender as security for the payment of the Obligations;

     4.2. The Borrower shall be unable to withdraw any of the Collateral without the Lender's prior written consent;

     4.3. The Custodian shall deliver all or any part of the Collateral to the Lender upon its request at any time; and

     4.4. The Lender's receipt for any of the Collateral so delivered by the Custodian shall be a full and complete receipt and acquittance to the Custodian as fiduciary for the Collateral.

5. ACCEPTANCE. The Custodian hereby acknowledges that the Collateral has been pledged as security for the Obligations, and the Custodian hereby accepts appointment as agent for the Lender, as secured party, and agrees to act in accordance with the terms and provisions hereof. Until the termination of this Agreement, the Custodian agrees that it shall not have or assert, and waives any right, whether created by contract, statute or otherwise, to assert any right of offset against or lien or interest in any of the Collateral. The Collateral has been coded as assigned in the records of the Custodian, and none of the Collateral will be released by the Custodian without the prior written consent of the Lender.

6.   INDEMNITY; ASSUMPTION OF RISK.

     6.1. To the fullest extent permitted by law, the Borrower shall defend, indemnify and hold harmless each of the Lender and the Custodian, and their respective officers, directors, agents, employees, members and affiliated companies (collectively, the "INDEMNITEES"), from and against all claims, judgments, damages, losses, penalties, liabilities, costs and expenses of investigation and defense of any claim and of any good faith settlement of whatever, kind or nature, contingent or otherwise, matured or unmatured, foreseeable or unforeseeable, including, without limitation, reasonable attorneys' fees and expenses, any of which are incurred at any time as a result of, or in connection with, the entering into of this Agreement or the transactions contemplated thereby.

     6.2. The Borrower and the Borrower's counsel have requested that the Lender and the Custodian enter into this Agreement. None of the Indemnitees shall be liable for any expense, cost, loss or damage of any kind or nature resulting or sustained by the Borrower as a result of the entering into of this Agreement, including, without limitation, any franchise or other taxes payable as a result thereof, and the Borrower expressly assumes all risk of loss or damage by entering into this Agreement. Notwithstanding anything herein to the contrary, the Custodian shall remain liable for the actual losses incurred by the Borrower for the Custodian's failure to return the Collateral to the Lender within a reasonable period of time following receipt of a proper request to do so from the Lender, unless the Custodian is prohibited or restrained from delivering the Collateral by virtue of any judicial order, decree or other legal process.

7. FEES. The Borrower shall pay a $500 fee to the Custodian on each anniversary of this Agreement until such time as this Agreement has been terminated, in accordance with Custodian's normal and customary billing practices.

     IN WITNESS WHEREOF, this Agreement has been signed as of the date first above appearing.


LASALLE BANK NATIONAL ASSOCIATION



By:
     ------------------------------------------
      Name:  Charles J. Griffin
      Title:    Vice President



TAYLOR CAPITAL GROUP, INC.



By:
     ------------------------------------------
      Name:
      Title:



STANDARD FEDERAL BANK



By:
     ------------------------------------------
      Name:
      Title:

                                    EXHIBIT F

                          FORM OF RATE ELECTION NOTICE

                             _________________, 2002

LaSalle Bank National Association
135 South LaSalle Street
Chicago, Illinois  60603
Attn:  Mr. Charles J. Griffin


Ladies and Gentlemen:

     This will confirm the telephone conversation Ms./Mr. _____________________ had with your office on _____________, 200__, regarding Advances under and as defined in the Loan Agreement dated as of November ___, 2002 as follows:


                           FROM LOAN #:______________

AMOUNT OF ADVANCE:      $____________

NOTE (CIRCLE AS APPLICABLE):

               TERM NOTE / REVOLVING NOTE / SUBORDINATED DEBENTURE

EFFECTIVE DATE:
                   -------------------------------

LIBOR RATE TRANCHE or BASE RATE TRANCHE (circle one)

                                       Very truly yours,

                                       TAYLOR CAPITAL GROUP, INC.



                                       By:
                                            ------------------------------------
                                             Authorized Signature

                                    EXHIBIT G

                      FORM OF OPINION OF BORROWER'S COUNSEL



                                November __, 2002



LaSalle Bank National Association
135 South LaSalle Street
Chicago, Illinois  60603
Attn:  Mr. Charles J. Griffin

     Re: Loans to Taylor Capital Group, Inc.

Ladies and Gentlemen:

     We have served as counsel to Taylor Capital Group, Inc. (the "BORROWER"), a corporation incorporated under the laws of Delaware, in connection with the Loans described in that certain Loan and Subordinated Debenture Purchase Agreement dated as of November ___, 2002 (the "LOAN AGREEMENT") by and between the Borrower and LaSalle Bank National Association, a national banking association (the "LENDER"). This opinion is being delivered to you pursuant to Section ____ of the Loan Agreement. Capitalized terms used herein and otherwise undefined shall have the meanings given them in the Loan Agreement.

     In order to render the opinions expressed herein, we have examined the following (collectively, the "FINANCING DOCUMENTS"):

     1. the executed Loan Agreement and the other Loan Documents; and

     2. such other documents, instruments, writings and agreements as we deemed appropriate.

     In our examination of the Financing Documents, we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals, the conformity of all copies submitted to us with the originals to be delivered and the due authorization, execution and delivery by each party to such documents (other than the Borrower).

     Based on the foregoing and subject to the qualifications set forth in this letter, it is our opinion that:

     1. Borrower is duly organized, validly existing and in good standing as a corporation under the laws of Delaware, is qualified to do business in all other states where the nature and extent of the business or activities transacted by it or the ownership of its assets makes such qualification necessary, except where the failure to do so qualify would not have a material adverse effect on Borrower, and has the requisite corporate power to conduct its business and activities as they have been and are now being conducted. Borrower is registered as a bank holding company under the Bank Holding Company Act of 1956, as amended.

     2. Borrower has _________ shares of authorized stock divided into one class consisting of ___________ shares of Common Stock, of which __________ shares are issued and _________ shares are outstanding. All of such issued and outstanding shares are validly issued and outstanding, fully paid and non-assessable. [CONFORM TO CAPITALIZATION OF BORROWER].

     3. Subsidiary Bank is an Illinois banking corporation duly organized, validly existing and in good standing under the laws of Illinois. The deposit accounts of Subsidiary Bank are insured by the FDIC. Subsidiary Bank has the requisite power and authority, corporate or otherwise, to conduct its business as it has been and is now being conducted. The authorized capital stock of Subsidiary Bank is as stated in the Loan Agreement and such stock is validly issued and outstanding, fully paid and non-assessable. The Pledge Agreement and the possession of the Subsidiary Bank Shares by the Lender are sufficient to create a first priority valid and perfected lien on such shares.

     4. Borrower owns 100% of the outstanding capital stock of Subsidiary Bank free and clear of all liens, encumbrances and security interests of others other than encumbrances in favor of the Lender. None of the issued and outstanding shares of capital stock of Subsidiary Bank has been issued in violation of any preemptive rights. There are no options, warrants, or other rights outstanding to acquire any capital stock of Subsidiary Bank and no person or entity has any other right to purchase or acquire any unissued shares of capital stock of Subsidiary Bank, nor does Subsidiary Bank have any obligation of any nature with respect to its unissued shares of capital stock.

     5. Provided that the Lender is an accredited investor within the meaning of Regulation D as promulgated under the Securities Act of 1933, as amended (the "ACT"), it is not necessary in conjunction with the issuance of the Subordinated Debenture, to register the Subordinated Debenture under the Act or the laws of the State of Illinois.

     6. No order, permission, consent or approval of any federal or state commission, board or regulatory authority is required for the execution and delivery or performance by Borrower of the Loan Documents.

     7. Except as disclosed in the Loan Documents, there are no actions, suits, investigations, or proceedings pending, or to our knowledge and belief, threatened against or affecting Borrower, or any Subsidiary or the business or properties of Borrower, or any Subsidiary, or before or by any governmental agency or any court, arbitrator or grand jury, which can reasonably be expected to result in any material adverse change in business, operations or properties or assets or in the condition, financial or otherwise, of Borrower, or any Subsidiary or in the ability of Borrower, or any Subsidiary to perform the Loan Documents. None of Borrower, or any Subsidiary is, to our knowledge and belief, in default with respect to any judgment, order, writ, injunction, decree, demand, rules or regulation of any court, arbitrator, grand jury, or of any governmental agency, default under which might have consequences which would materially and adversely affect the business, properties or assets of the condition, financial or otherwise, of Borrower, or any Subsidiary.

     8. There is no default by Borrower, or any Subsidiary under any order, writ, injunction or decree of any court, any applicable law, instrumentality, any contract, lease, agreement, instrument or commitment to which any of them is a party or bound, which has or would have a material adverse effect upon the condition, financial or otherwise, of Borrower, or any Subsidiary or their ability to perform under the Loan Documents.

     9. To the best of our knowledge, no proceeds of the Loans will be used to purchase or carry any margin stock or to extend credit to others for purposes of purchasing or carrying margin stock.

     10. The execution, delivery and performance by Borrower of the Loan Documents (i) are within its corporate powers, (ii) have been duly authorized by all necessary corporate action of Borrower, (iii) do not contravene (1) Borrower's, Subsidiary Bank or any other Subsidiary's charter or by-laws or (2) any law or contractual restriction affecting Borrower, Subsidiary Bank or any other Subsidiary and (iv) other than as contained in the Pledge Agreement, do not result in the creation of any lien or other encumbrance upon or with respect to any of the assets or property of Borrower, Subsidiary Bank or any other Subsidiary.

     11. The Loan Documents are legally valid and binding obligations of Borrower and are enforceable against it in accordance with their respective terms, except as such enforceability may be limiting by bankruptcy, insolvency, reorganization, moratorium, or other laws relating to or limiting creditors' rights or equitable principles generally.

     12. The Loans are entitled to the benefits of the subordination provisions of that certain Indenture, dated as of __________, 2002, between Borrower and LaSalle Bank National Association, as trustee (the "Indenture"), entered into in connection with the loan or loans made to Borrower from the proceeds of certain trust preferred securities issued by the Trust, as evidenced by the Junior Subordinated Debentures.

     13. The Junior Subordinated Debentures are and will forever be expressly subordinate and junior in all respects (including, without limitation, with respect to the right of payment) to the Loans. The Loans constitute "Senior Indebtedness" as defined in the Indenture.



                                Very truly yours,

                                    EXHIBIT H

                    FORM OF QUARTERLY COMPLIANCE CERTIFICATE

                  for the Quarter Ended ______________________



          The undersigned, the ____________________ of Taylor Capital Group, Inc. ("BORROWER"), hereby delivers this certificate pursuant to Section 6.4 of that certain Loan and Subordinated Debenture Purchase Agreement dated as of November ___, 2002, between Borrower and LaSalle Bank National Association (the "AGREEMENT") and certifies as of the date hereof as follows:

          1. Attached hereto are the quarterly financial reports described in
     Section 6.2 of the Agreement for the above-referenced quarter.

          2. Borrower is in compliance in all material respects with all covenants contained in the Agreement, and has provided a detailed calculation, as of the above-referenced quarter-end, of the financial covenants set forth in Section 7 of the Agreement on Annex A attached hereto.

          3. No Event of Default has occurred or is continuing under the Agreement. [OR, IF INCORRECT, PROVIDE DETAIL REGARDING THE EVENT OF DEFAULT AND THE STEPS BEING TAKEN TO CURE IT AND THE TIME WITHIN WHICH SUCH CURE WILL OCCUR.]

          Capitalized terms in this Quarterly Compliance Certificate that are otherwise undefined shall have the meanings given them in the Agreement.

     Dated:  [INSERT DATE]

                                        TAYLOR CAPITAL GROUP, INC.



                                        By:
                                           ----------------------------------
                                        Name:
                                             --------------------------------
                                        Title:
                                                -----------------------------

                                     ANNEX A

                                       to

                        QUARTERLY COMPLIANCE CERTIFICATE



               [TO BE COMPLETED IN SAME FORMAT AS CURRENTLY USED]

                      [DISCLOSURE SCHEDULES TO BE ATTACHED]



* TAYLOR CAPITAL GROUP, INC. AGREES TO FURNISH SUPPLEMENTALLY A COPY OF ANY OMITTED SCHEDULE TO THE COMMISSION UPON REQUEST.